Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 22 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of October 26, 2026 (this “Amendment”), among Specialty Credit Facility, LLC, as borrower (the “Borrower”), Specialty Credit Services, LLC, as servicer (the “Servicer”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”), and DBNY and Customers Bank (“Customers”), as lenders (in such capacity, each a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, Silver Point Specialty Lending Fund, as equityholder, the Servicer, the Facility Agent, each Lender party thereto, Deutsche Bank Trust Company Americas, as administrative agent, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as collateral agent and U.S. Bank National Association, as collateral custodian are party to the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Servicer, the Facility Agent and the Lenders have agreed to waive certain requirements of the Loan Agreement and amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto; and

(b) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules attached as Appendix B hereto.

1

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by each party hereto; and

(b) all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower and the Servicer hereby represents and warrants to the Facility Agent and the Lenders that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

2

SECTION 5.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SPECIALTY CREDIT FACILITY, LLC, as Borrower

By:	/s/ Jesse Dorigo
Name: Jesse Dorigo
Title: Authorized Signatory

[Signature Page to Amendment No. 22 to LFSA]

SPECIALTY CREDIT SERVICES, LLC, as Servicer

By:	/s/ Jesse Dorigo
Name: Jesse Dorigo
Title: Authorized Signatory

[Signature Page to Amendment No. 22 to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent and as a Dollar Lender, as a Euro Lender, as a GBP Lender and as a CAD Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Peter Sabino
Name: Peter Sabino
Title: Director

[Signature Page to Amendment No. 22 to LFSA]

CUSTOMERS BANK, as a Dollar Lender

By:	/s/ Scott Gates
Name: Scott Gates
Title: SVP - Portfolio Manager

[Signature Page to Amendment No. 22 to LFSA]

APPENDIX A

Loan Agreement Amendments

EXECUTION VERSION

Conformed through Amendment No. ~~21~~22, dated as of ~~December 22, 2025~~October 26, 2026

LOAN FINANCING AND SERVICING AGREEMENT

dated as of October 17, 2017

SPECIALTY CREDIT FACILITY, LLC,

as Borrower

SPECIALTY CREDIT SERVICES, LLC,

as Servicer

SILVER POINT SPECIALTY LENDING FUND,

as Equityholder

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Custodian

Page

ARTICLE I DEFINITIONS		1

Section 1.1	Defined Terms	1
Section 1.2	Other Definitional Provisions	~~56~~57

ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTES		~~57~~61

Section 2.1	Advances	~~57~~61
Section 2.2	Funding of Advances	~~58~~61
Section 2.3	Notes	~~60~~63
Section 2.4	Repayment and Prepayments	~~60~~64
Section 2.5	Permanent Reduction of Facility Amount	~~61~~64
Section 2.6	Extension of Revolving Period	~~61~~65
Section 2.7	Calculation of Discount Factor	~~62~~65
Section 2.8	Increase in Facility Amount	~~62~~66

ARTICLE III YIELD, UNDRAWN FEE, ETC.		~~63~~67
Section 3.1	Yield and Undrawn Fee	~~63~~67
Section 3.2	Yield Distribution Dates	~~63~~67
Section 3.3	Yield Calculation	~~63~~67
Section 3.4	Computation of Yield, Fees, Etc.	~~63~~68

ARTICLE IV PAYMENTS; TAXES		~~64~~68

Section 4.1	Making of Payments	~~64~~68
Section 4.2	Due Date Extension	~~64~~68
Section 4.3	Taxes	~~64~~68

ARTICLE V INCREASED COSTS, ETC.		~~68~~70

Section 5.1	Increased Costs, Capital Adequacy	~~68~~70

ARTICLE VI EFFECTIVENESS; CONDITIONS TO ADVANCES		~~70~~72

Section 6.1	Effectiveness	~~70~~72
Section 6.2	Advances and Reinvestments	~~71~~74
Section 6.3	Transfer of Collateral Obligations and Permitted Investments	~~73~~78

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(continued)

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ARTICLE VII ADMINISTRATION AND SERVICING OF COLLATERAL OBLIGATIONS		~~74~~77

Section 7.1	Retention and Termination of the Servicer	~~74~~77
Section 7.2	Resignation and Removal of the Servicer; Appointment of Successor Servicer	~~75~~77
Section 7.3	Duties of the Servicer	~~76~~78
Section 7.4	Representations and Warranties of the Servicer	~~77~~79
Section 7.5	Covenants of the Servicer and the Equityholder	~~79~~82
Section 7.6	Servicing Fees; Payment of Certain Expenses by Servicer	~~83~~86
Section 7.7	Collateral Reporting	~~83~~86
Section 7.8	Notices	~~84~~86
Section 7.9	Procedural Review of Collateral Obligations; Access to Servicer and Servicer’s Records	~~84~~86
Section 7.10	Optional Sales	~~85~~87
Section 7.11	Repurchase or Substitution of Warranty Collateral Obligations	~~87~~92
Section 7.12	Servicing of REO Assets	~~87~~90

ARTICLE VIII ACCOUNTS; PAYMENTS		~~89~~91

Section 8.1	Accounts	~~89~~91
Section 8.2	Excluded Amounts	~~90~~93
Section 8.3	Distributions, Reinvestment and Dividends	~~91~~93
Section 8.4	Fees	~~95~~100
Section 8.5	Monthly Report	~~95~~100

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF THE BORROWER		~~96~~99

Section 9.1	Organization and Good Standing	~~96~~99
Section 9.2	Due Qualification	~~96~~99
Section 9.3	Power and Authority	~~96~~99
Section 9.4	Binding Obligations	~~96~~99
Section 9.5	Security Interest	~~97~~99
Section 9.6	No Violation	~~98~~100
Section 9.7	No Proceedings	~~98~~101
Section 9.8	No Consents	~~98~~101
Section 9.9	Solvency	~~98~~101
Section 9.10	Compliance with Laws	~~98~~101

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(continued)

Page

Section 9.11	Taxes	~~98~~101
Section 9.12	Monthly Report	~~99~~102
Section 9.13	No Liens, Etc.	~~99~~102
Section 9.14	Information True and Correct	~~99~~102
Section 9.15	Bulk Sales	~~99~~102
Section 9.16	Collateral	~~99~~102
Section 9.17	Selection Procedures	~~100~~102
Section 9.18	Indebtedness	~~100~~102
Section 9.19	No Injunctions	~~100~~103
Section 9.20	No Subsidiaries	~~100~~103
Section 9.21	ERISA Matters	~~100~~103
Section 9.22	Investment Company Status	~~100~~103
Section 9.23	[Reserved]	~~100~~103
Section 9.24	Collections	~~100~~103
Section 9.25	Value Given	~~100~~103
Section 9.26	Use of Proceeds	~~100~~103
Section 9.27	Separate Existence	~~100~~103
Section 9.28	Transaction Documents	~~101~~104
Section 9.29	EEA Financial Institution	~~101~~107
Section 9.30	Anti-Terrorism, Anti-Money Laundering	~~101~~107
Section 9.31	Anti-Bribery and Corruption	~~102~~105
Section 9.32	Volcker Rule	~~103~~105

ARTICLE X COVENANTS		~~103~~109

Section 10.1	Protection of Security Interest of the Secured Parties	~~103~~109
Section 10.2	Other Liens or Interests	~~104~~106
Section 10.3	Costs and Expenses	~~104~~107
Section 10.4	Reporting Requirements	~~104~~107
Section 10.5	Separate Existence	~~105~~107
Section 10.6	Hedging Agreements	~~107~~110
Section 10.7	Tangible Net Worth	~~109~~112

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(continued)

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Section 10.8	Taxes	~~109~~112
Section 10.9	Merger, Consolidation, Etc.	~~110~~112
Section 10.10	Deposit of Collections	~~110~~113
Section 10.11	Indebtedness; Guarantees	~~110~~113
Section 10.12	Limitation on Purchases from Affiliates	~~110~~113
Section 10.13	Documents	~~110~~113
Section 10.14	Preservation of Existence	~~110~~113
Section 10.15	Limitation on Investments	~~110~~113
Section 10.16	Distributions	~~111~~113
Section 10.17	Performance of Borrower Assigned Agreements	~~111~~114
Section 10.18	Further Assurances; Financing Statements	~~112~~114
Section 10.19	Obligor Payment Instructions	~~112~~115
Section 10.20	Delivery of Collateral Obligation Files	~~112~~116
Section 10.21	Collateral Obligation Schedule	~~113~~116
Section 10.22	Risk Retention	~~113~~116
Section 10.23	Proceedings	~~115~~118
Section 10.24	Officer’s Certificate	~~115~~122
Section 10.25	ERISA	~~116~~122
Section 10.26	Policies and Procedures for Sanctions	~~116~~122
Section 10.27	Compliance with Sanctions	~~116~~122
Section 10.28	Compliance with Anti-Money Laundering	~~116~~119
Section 10.29	Ineligible Collateral	~~116~~119

ARTICLE XI THE COLLATERAL AGENT		~~116~~119

Section 11.1	Appointment of Collateral Agent	~~116~~119
Section 11.2	Monthly Reports	~~117~~120
Section 11.3	Collateral Administration	~~117~~120
Section 11.4	Removal or Resignation of Collateral Agent	~~120~~123
Section 11.5	Representations and Warranties	~~121~~124
Section 11.6	No Adverse Interest of Collateral Agent	~~121~~128
Section 11.7	Reliance of Collateral Agent	~~121~~128

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(continued)

Page

Section 11.8	Limitation of Liability and Collateral Agent Rights	~~122~~128
Section 11.9	Tax Reports	~~124~~127
Section 11.10	Merger or Consolidation	~~124~~127
Section 11.11	Collateral Agent Compensation	~~124~~128
Section 11.12	Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and ~~Money~~Anti-Money Laundering Regulations	~~125~~132

ARTICLE XII GRANT OF SECURITY INTEREST		~~125~~132

Section 12.1	Borrower’s Grant of Security Interest	~~125~~132
Section 12.2	Borrower Remains Liable	~~127~~130
Section 12.3	Release of Collateral	~~127~~130

ARTICLE XIII EVENTS OF DEFAULT		~~127~~131

Section 13.1	Events of Default	~~127~~131
Section 13.2	Effect of Event of Default	~~130~~133
Section 13.3	Rights upon Event of Default	~~131~~134
Section 13.4	Collateral Agent May Enforce Claims Without Possession of Notes	~~132~~135
Section 13.5	Collective Proceedings	~~132~~135
Section 13.6	Insolvency Proceedings	~~132~~135
Section 13.7	Delay or Omission Not Waiver	~~133~~136
Section 13.8	Waiver of Stay or Extension Laws	~~133~~136
Section 13.9	Limitation on Duty of Collateral Agent in Respect of Collateral	~~133~~136
Section 13.10	Power of Attorney	~~134~~137

ARTICLE XIV THE ADMINISTRATIVE AGENT AND THE FACILITY AGENT		~~135~~142

Section 14.1	Appointment	~~135~~142
Section 14.2	Delegation of Duties	~~135~~143
Section 14.3	Exculpatory Provisions	~~135~~143
Section 14.4	Reliance by Note Agents	~~136~~143
Section 14.5	Notices	~~136~~140

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(continued)

Page

Section 14.6	Non-Reliance on Note Agents	~~136~~140
Section 14.7	Indemnification	~~137~~141
Section 14.8	Successor Note Agents	~~138~~141
Section 14.9	Note Agents in ~~Their~~their Individual Capacity	~~139~~146
Section 14.10	Borrower Audit	~~139~~146
Section 14.11	Administrative Agent Platform	~~139~~147
Section 14.12	Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and ~~Money~~Anti-Money Laundering Regulations	~~140~~147
Section 14.13	The Administrative Agent as Paying Agent	~~140~~147
Section 14.14	Erroneous Payment	~~141~~145

ARTICLE XV ASSIGNMENTS		~~144~~147

Section 15.1	Restrictions on Assignments by the Borrower and the Servicer	~~144~~147
Section 15.2	Documentation	~~144~~147
Section 15.3	Rights of Assignee	~~144~~148
Section 15.4	Assignment by Lenders	~~145~~148
Section 15.5	Registration; Registration of Transfer and Exchange	~~145~~153
Section 15.6	Mutilated, Destroyed, Lost and Stolen Notes	~~147~~150
Section 15.7	Persons Deemed Owners	~~147~~151
Section 15.8	Cancellation	~~147~~151
Section 15.9	Participations; Pledge	~~147~~151
Section 15.10	Reallocation of Advances	~~148~~152

ARTICLE XVI INDEMNIFICATION		~~149~~152

Section 16.1	Borrower Indemnity	~~149~~152
Section 16.2	Servicer Indemnity	~~149~~153
Section 16.3	Contribution	~~150~~153
Section 16.4	After-Tax Basis	~~150~~153

ARTICLE XVII MISCELLANEOUS		~~150~~154

Section 17.1	No Waiver; Remedies	~~150~~154
Section 17.2	Amendments, Waivers	~~151~~154

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(continued)

Page

Section 17.3	Notices, Etc.	~~152~~160
Section 17.4	Costs and Expenses	~~153~~161
Section 17.5	Binding Effect; Survival	~~153~~161
Section 17.6	Captions and Cross References	~~153~~161
Section 17.7	Severability	~~154~~157
Section 17.8	GOVERNING LAW	~~154~~157
Section 17.9	Counterparts; Electronic Execution	~~154~~157
Section 17.10	WAIVER OF JURY TRIAL	~~154~~157
Section 17.11	No Proceedings	~~155~~158
Section 17.12	Limited Recourse	~~154~~158
Section 17.13	ENTIRE AGREEMENT	~~156~~159
Section 17.14	Confidentiality	~~156~~159
Section 17.15	Non-Confidentiality of Tax Treatment	~~157~~160
Section 17.16	Replacement of Lenders	~~157~~160
Section 17.17	Consent to Jurisdiction	~~158~~161
Section 17.18	Option to Acquire Rating	~~158~~162
Section 17.19	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~158~~162
Section 17.20	Acknowledgement Regarding Any Supported QFCs	~~159~~162

ARTICLE XVIII COLLATERAL CUSTODIAN		~~160~~163

Section 18.1	Designation of Collateral Custodian	~~160~~163
Section 18.2	Duties of the Collateral Custodian	~~160~~163
Section 18.3	Delivery of Collateral Obligation Files	~~162~~165
Section 18.4	Collateral Obligation File Certification	~~162~~166
Section 18.5	Release of Collateral Obligation Files	~~163~~166
Section 18.6	Examination of Collateral Obligation Files	~~165~~168
Section 18.7	Lost Note Affidavit	~~165~~168
Section 18.8	Transmission of Collateral Obligation Files	~~165~~168
Section 18.9	Merger or Consolidation	~~165~~169
Section 18.10	Collateral Custodian Compensation	~~166~~169

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Section 18.11	Removal or Resignation of Collateral Custodian	~~166~~169
Section 18.12	Limitations on Liability	~~167~~170
Section 18.13	Collateral Custodian as Agent of Collateral Agent	~~168~~171

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EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Electronic Asset Approval Request
EXHIBIT C-4	Form of Prepayment Notice
EXHIBIT C-5	Form of FX Reallocation Notice
EXHIBIT C-6	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Joinder Agreement
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Intercreditor Agreement
EXHIBIT J	Form of Custodial Certification

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2-A	Moody’s Industry Classification Group List
SCHEDULE 2-B	GICS Industry Classification Group List
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Pre-Approved List

ANNEX A	Notice Information
ANNEX B	Commitments

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LOAN FINANCING AND SERVICING AGREEMENT

THIS LOAN FINANCING AND SERVICING AGREEMENT is made and entered into as of October 17, 2017, among SPECIALTY CREDIT FACILITY, LLC, a Delaware limited liability company (the “Borrower”), SILVER POINT SPECIALTY LENDING FUND, a Maryland statutory trust that has elected to be treated as a business development company under the 1940 Act (as successor by conversion to Silver Point Specialty Credit Fund, L.P.), as equityholder (the “Equityholder”), the SERVICER (as hereinafter defined), each LENDER (as hereinafter defined) from time to time party hereto, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (successor in interest to U.S. Bank National Association), as Collateral Agent (as hereinafter defined), and U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian (as hereinafter defined), DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Administrative Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein and also desires to retain the Servicer to perform certain servicing functions related to the Collateral Obligations (as defined herein) on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein and the Servicer desires to perform certain servicing functions related to the Collateral Obligations on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940.

“AA Platform” has the meaning set forth in Section 14.11.

“Account” means the Unfunded Exposure Account, the Principal Collection Account and the Interest Collection Account, together with any sub-accounts thereof deemed appropriate or necessary by the Securities Intermediary, for convenience in administering such accounts.

“Account Collateral” has the meaning set forth in Section 12.1(d).

“Account Control Agreement” means the Securities Account Control Agreement, dated as of the Effective Date, by and among the Borrower, as pledgor, the Collateral Agent on behalf of the Secured Parties, as secured party, and the Collateral Custodian, as Securities Intermediary.

“Accrual Period” means, with respect to any Distribution Date, the period from and including the Determination Date for the immediately ~~prior~~preceding Distribution Date (or, in the case of the first Distribution Date following the Fifteenth Amendment Effective Date, from and including the Distribution Date immediately preceding the Fifteenth Amendment Effective Date) through and including the day preceding the Determination Date for such Distribution Date.

“Adjusted Aggregate Eligible Collateral Obligation Balance” means, as of any date, the Aggregate Eligible Collateral Obligation Amount minus the Excess Concentration Amount on such date.

“Administrative Agent” has the meaning set forth in the Preamble.

“Administrative Agent Fees and Expenses” means the fees, costs and expenses due at such time (if any) to the Administrative Agent under the Administrative Agent Fee Letter.

“Administrative Agent Fee Letter” means that certain letter agreement among the Administrative Agent and the Borrower, dated December 13, 2021.

“Advance” has the meaning set forth in Section 2.1(a).

“Advance Date” has the meaning set forth in Section 2.1(a).

“Advance Rate” means,

(x) with respect to any Eligible Collateral Obligation (other than a single-purpose real estate based loan) on any date of determination (a) that is a First ~~Out~~Lien Loan ~~with an attaching Leverage Multiple of 0 and a detaching Leverage Multiple of less than 2.5x~~for which the EBITDA for the prior twelve calendar months of the related Obligor is (i) equal to or greater than $150,000,000, 72.5% and (ii) less than $150,000,000 but greater than or equal to $100,000,000, 70.0%, (b) that is any other First ~~Out Loan, a Broadly Syndicated First Lien Loan, a First~~ Lien Loan or a Senior Secured Bond, ~~65.0~~67.5%, (c) that is a Multiple of Recurring Revenue Loan~~, 57.5~~ for which (i) the related Obligor has a Positive EBITDA, 60.0% and (ii) the related Obligor does not have a Positive EBITDA, 50.0%, (d) that is a FILO Loan with an attaching Leverage Multiple (i) exceeding 1.0x and equal to or less than 1.5x, 55.0%, (ii) exceeding 1.5x and equal to or less than 2.0x, 50.0%, and (iii) exceeding 2.0x and equal to or less than 2.5x, 45.0%, (e) that is a Broadly Syndicated Second Lien Loan, 40.0%, (f) that is any other Loan or Bond (other than an Unsecured Bond), 35.0%, and (g) that is an Unsecured Bond, 20.0%; and

(y) with respect to any Eligible Collateral Obligation that is a single-purpose real estate based loan on any date of determination, that is a First Lien Loan or a Senior Secured Bond, 55.0%;

provided that a Participation Interest in any of the foregoing types of Collateral Obligations shall have the same Advance Rate as the underlying Collateral Obligation.

“Advance Request” has the meaning set forth in Section 2.2(a).

“Advances Outstanding” means, on any date, the sum of (a) the aggregate principal amount of all Dollar Advances outstanding on such date plus (b) the equivalent in Dollars of the aggregate principal amount of all ~~Euro~~AUD Advances outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate plus (c) the equivalent in Dollars of the aggregate principal amount of all ~~GBP~~CAD Advances outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate plus (d) the equivalent in Dollars of the aggregate principal amount of all Euro Advances outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate plus (~~d~~e) the equivalent in Dollars of the aggregate principal amount of all ~~CAD~~GBP Advances outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, as determined by the Servicer using the Applicable Conversion Rate, in each case after giving effect to all repayments of Advances and the making of new Advances on such date.

“Adverse Claim” means any claim of ownership or any Lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than Permitted Liens.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Person” has the meaning set forth in Section 5.1.

“Affiliate” of any Person means any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan).

“Agent Clearing Account” means any account owned and maintained by a Silver Point Facility Agent, in its capacity as an agent under the Underlying Instrument into which, among other things, proceeds of any Collateral Obligation held by the Borrower are paid to such Silver Point Facility Agent for account of the Borrower in accordance with the terms of the relevant Underlying Instrument.

“Aggregate Eligible Collateral Obligation Amount” means, as of any date, the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations.

“Aggregate Funded Spread” means, as of any date of determination, the sum of: (a) in the case of each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that bears interest at a spread over a floating rate index, (A) the excess for each such Collateral Obligation of the sum of such spread for each such Collateral Obligation and such index (determined after giving effect to the applicable floor) for each such Collateral Obligation over the Applicable Interest Rate in effect for the Accrual Period that includes such date of determination (which spread or excess may be expressed as a negative percentage) multiplied by (B) the Collateral Obligation Amount of each such Collateral Obligation plus (b) in the case of each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that is a Fixed Rate Collateral Obligation, (x) the interest rate for such Collateral Obligation minus the ~~then-applicable~~ Applicable Interest Rate in effect for the Accrual Period that includes such date of determination multiplied by (y) the Collateral Obligation Amount of each such Collateral Obligation plus (c) for each Collateral Obligation that is a single-purpose real estate based loan providing for the payment of a usage fee or consent fee that accrues on the outstanding principal amount thereof, if and to the extent such fee (x) constitutes Interest Collections and (y) is paid no less than quarterly, (A) the rate per annum at which such fee accrues on such date of determination minus the Applicable Interest Rate in effect for the Accrual Period that includes such date of determination multiplied by (B) the Collateral Obligation Amount of each such Collateral Obligation.

“Aggregate Notional Amount” means, as of any date of determination, an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Hedging Agreements, Replacement Hedging Agreements and Qualified Substitute Arrangements, each as of such date.

“Aggregate Unfunded Amount” means, as of any date of determination, the sum of the unfunded commitments and all other standby or contingent funding commitments associated with each Variable Funding Asset included in the Collateral as of such date. The Aggregate Unfunded Amount shall not include any commitments under Variable Funding Assets that have expired, terminated or been reduced to zero, and shall be reduced concurrently (and upon notice thereof to the Facility Agent) with each reduction in commitments of the Borrower under and in accordance with such Variable Funding Assets.

“Agreement” means this Loan Financing and Servicing Agreement (including each annex, exhibit and schedule hereto), as it may be amended, restated, supplemented or otherwise modified from time to time.

“Alternate Base Rate” means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

(a) the rate of interest announced publicly by DBNY in New York, New York, from time to time as DBNY’s base commercial lending rate;

(b) 1⁄2 of one percent above the Federal Funds Rate; and

(c) 0.25%.

“Amount Available” means, with respect to any Distribution Date, the sum of (a) the amount of Collections with respect to the related Collection Period (excluding any Collections necessary to settle the acquisition of Eligible Collateral Obligations), plus (b) any investment income earned on amounts on deposit in the Collection Account since the immediately prior Distribution Date (or since the Effective Date in the case of the first Distribution Date).

“Anti-Bribery and Corruption Laws” has the meaning set forth in Section 9.31(a).

“Anti-Money Laundering Laws” has the meaning set forth in Section 9.30(b).

“Applicable Banking Law” means, for any Person, all existing and future laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to anti-bribery and corruption, the funding of terrorist activities and money laundering, the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act, other applicable anti-bribery and corruption legislation, and Section 326 of the USA Patriot Act.

“Applicable Conversion Rate” means, with respect to AUDs, CADs, Euros~~, GBP~~ or ~~CAD~~GBPs (x) for an actual currency exchange, the applicable currency-Dollar spot rate obtained by the Servicer through customary banking channels, including the Collateral Agent’s own banking facilities or (y) for all other purposes, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Exchange Rate” means with respect to any Collateral Obligation denominated and payable in ~~Euros, GBPs or~~AUDs, CADs, Euros or GBPs on any day, the lesser of (a) the applicable currency Dollar spot rate used by the Borrower (as determined by the Servicer) to acquire such currency on the related Cut-Off Date and (b) the Applicable Conversion Rate for such currency.

“Applicable Interest Rate” means (a) with respect to any Collateral Obligation or any Advance denominated in AUD, the BBSW Rate, (b) with respect to any Collateral Obligation or any Advance denominated in CAD, the sum of (i) Term CORRA and (ii) the Term CORRA Adjustment, ~~(b) with respect to any Collateral Obligation or any Advance denominated in Euros, the EURIBOR Rate, (~~c) with respect to any Collateral Obligation or any Advance denominated in Euros, the EURIBOR Rate, (d) with respect to any Collateral Obligation or any Advance denominated in GBP, the sum of (i) Daily Simple SONIA and (ii) the SONIA Adjustment and (~~d~~e) with respect to any other Collateral Obligation or any other Advance, Term SOFR.

“Applicable Law” means, for any Person, all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means (~~i~~a) during the Revolving Period, 1.70% per annum and (~~ii~~b) after the Revolving Period, 2.10% per annum; provided that, during any period while an Event of Default has occurred and is continuing, the Applicable Margin otherwise in effect shall be increased by the addition thereto of 2.00% per annum.

“Appraised Value” means, with respect to any Asset Based Obligation, the most recently calculated appraised value of the pro rata portion of the underlying collateral securing such Collateral Obligation as determined by an Approved Valuation Firm.

“Approval Notice” means an electronic notice containing the information from Exhibit C-6 and that provides the approval of the Facility Agent, in its sole discretion, to the acquisition (or incremental pledge) of one or more Collateral Obligations.

“Approved Broker Dealer” means (a) each of the following entities: Bank of America, NA, The Bank of Montreal, The Bank of New York Mellon, N.A., The Bank of Nova Scotia, Barclays Bank plc, BNP Paribas, BTIG, LLC, Cantor Fitzgerald & Co., Citibank, N.A., Credit Suisse, Deutsche Bank AG, Goldman Sachs & Co., HSBC Bank plc, Imperial Capital LLC, Jefferies & Co., Inc., JPMorgan Chase Bank, N.A., Key Bank, N.A., Macquarie Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Morgan Stanley & Co., Natixis, Nomura Securities International, Inc., Oppenheimer & Co. Inc., PNC Bank, Royal Bank of Canada, The Royal Bank of Scotland plc, Seaport Securities Corporation, Societe Generale, Stifel, Nicolaus & Co. Inc., SunTrust Bank, The Toronto-Dominion Bank, UBS AG, U.S. Bank, National Association and Wells Fargo Bank, National Association (or, in each case, its principal broker-dealer affiliate); and (b) any other dealer of recognized standing approved by the Facility Agent in its reasonable discretion at the request of the Servicer.

“Approved Valuation Firm” means, with respect to any Collateral Obligation, any valuation firm either (a) specified on the related Asset Approval Request and approved on the related Approval Notice or Reinvestment Request or (b) otherwise approved in writing by the Facility Agent in its sole discretion.

“Article 7 Transparency and Reporting Requirements” means the information, documentation, reporting and notification requirements set out in Article 7(1) of the EU Securitization Regulation, together with any relevant regulations and technical standards adopted by the European Commission in relation thereto and, in each case relevant guidance published in relation thereto as may be effective from time to time.

“Asset Approval Request” means an electronic notice to the Facility Agent in the form of an email that (a) either (i) is substantially in the form of Exhibit C-3 or (ii) notifies the Facility Agent that the information required by Exhibit C-3 has been posted to the relevant data site and (b) requests the approval of the Facility Agent, in its sole discretion, of one or more Collateral Obligations.

“Asset Based Obligation” means any Loan or Bond where (i) the underwriting of such Loan or Bond was based primarily on the appraised value of the assets securing such Loan or Bond and (ii) advances in respect of such Loan are governed by a borrowing base relating to the assets securing such Loan or Bond.

“Assigned Participation Interest” means a Participation Interest acquired under the Master Participation Agreement.

“AUD” means the lawful money of Australia.

“AUD Advance” means each Advance made in AUDs.

“AUD Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of an “AUD Lender”.

“Average Life” means, as of any day with respect to any Collateral Obligation, the quotient obtained by dividing (i) the sum of the products of (a) the number of years (rounded up to the nearest one hundredth thereof) from such day to the respective dates of each successive Scheduled Collateral Obligation Payment of principal on such Collateral Obligation (assuming, for purposes of this definition, the full exercise of any option to extend the maturity date or otherwise lengthen the maturity schedule that is exercisable without the consent of the Borrower) multiplied by (b) the respective amounts of principal of such Scheduled Collateral Obligation Payments by (ii) the sum of all successive Scheduled Collateral Obligation Payments of principal on such Collateral Obligation.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law or legally binding regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Base Rate” for any Advance means a rate per annum equal to the Applicable Interest Rate for such Advance; provided, that in the case of

(a) any day on or after the first day on which a Lender shall have notified the Administrative Agent, with a copy to the Facility Agent, that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Official Body asserts that it is unlawful, for such Lender to fund such Advance at the Base Rate set forth above (and such Lender shall not have subsequently notified the Administrative Agent, with a copy to the Facility Agent, that such circumstances no longer exist), or

(b) any period in the event the Applicable Interest Rate is not reasonably available to any Lender for such period,

the “Base Rate” shall be a floating rate per annum equal to the Alternate Base Rate in effect on each day of such period.

“Basel III Regulation” shall mean, with respect to any Affected Person, any rule, regulation or guideline applicable to such Affected Person and arising directly or indirectly from (a) any of the following documents prepared by the Basel Committee on Banking Supervision of the Bank of International Settlements: (i) Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring (December 2010), (ii) Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems (June 2011), (iii) Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013), or (iv) any document supplementing, clarifying or otherwise relating to any of the foregoing, or (b) any accord, treaty, statute, law, rule, regulation, guideline or pronouncement (whether or not having the force of law) of any governmental authority implementing, furthering or complementing any of the principles set forth in the foregoing documents of strengthening capital and liquidity, in each case as from time to time amended, restated, supplemented or otherwise modified. Without limiting the generality of the foregoing, “Basel III Regulation” shall include Part 6 of the European Union regulation 575/2013 on prudential requirements for credit institutions and investment firms (the “CRR”) and any law, regulation, standard, guideline, directive or other publication supplementing or otherwise modifying the CRR.

“BBSW Rate” means, with respect to any Accrual Period, the average rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) applicable to bankers’ acceptances for a term equivalent to the Accrual Period appearing on the Bloomberg Professional Service (or any successor thereto) Bank Bill Swap Reference Bid Rate as of 10:00 a.m. (Sydney, Australia time), on the first day of such Accrual Period, or if such date is not a Business Day, then on the immediately preceding Business Day; provided that, if such rate does not appear on the Bloomberg Professional Service (or any successor thereto) Bank Bill Swap Reference Bid Rate as contemplated, then the BBSW Rate on any date shall be calculated as the arithmetic mean of the rates of interest quoted as of 10:00 a.m. (Sydney, Australia time) on such day by the Facility Agent on the basis of the discount amount at which the Facility Agent is then offering to purchase AUD denominated bankers’ acceptances that have a comparable aggregate face amount to the Advances outstanding in AUD and the same term to maturity as such Accrual Period, or if such date is not a Business Day, then on the immediately preceding Business Day.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published in May 2018 to comply with the Financial Crimes Enforcement Network customer due diligence rules.

“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.

(c) the Silver Point Group shall fail to own (directly or indirectly) at least 51% of the equity interests of the Servicer;

(d) Silver Point Specialty Credit Fund Management, LLC shall fail to be the Equityholder’s investment adviser;

(e) the Silver Point Partners shall fail to Control Silver Point Specialty Credit Fund Management, LLC; or

(f) Edward A. Mulé no longer provides services to or otherwise ceases to be actively involved in the management of Silver Point Capital, L.P. and the Affiliates of Silver Point Capital, L.P. that are a part of the Silver Point Capital platform.

“Charges” means (i) all federal, state, county, city, municipal, local, foreign or other governmental Taxes (including Taxes owed to the PBGC at the time due and payable); (ii) all levies, assessments, charges, or claims of any governmental entity or any claims of statutory lienholders, the nonpayment of which could give rise by operation of law to a Lien on the Collateral Obligations or any other property of the Borrower and (iii) any such taxes, levies, assessment, charges or claims which constitute a Lien or encumbrance on any property of the Borrower.

“CLO Issuer” means a newly-formed, special purpose ~~subsidiary of~~vehicle whose equity capitalization is provided by the Equityholder.

“CLO Securities” has the meaning set forth in the definition of “CLO Takeout”.

“CLO Takeout” means~~, in connection with a permanent reduction of the Facility Amount in an amount up to $150,000,000 pursuant to Section 2.5(a), the~~ the issuance of subordinated notes or equity interests, as applicable, and secured notes (collectively, “CLO Securities”) pursuant to an indenture between, among others, the CLO Issuer and ~~such~~a trustee ~~as may be~~ agreed to by the parties, as trustee in respect of a collateralized loan obligation offering, in an amount at least sufficient to repay ~~such~~all or a portion of the Obligations outstanding under this Agreement and all other Transaction Documents that were incurred in connection with such issuance.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in Section 12.1.

“Collateral Agent” means U.S. Bank Trust Company, National Association, solely in its capacity as collateral agent hereunder, together with its successors and permitted assigns in such capacity.

“Collateral Agent and Collateral Custodian Fee Letter” means that certain letter agreement among the Collateral Agent, the Collateral Custodian, the Securities Intermediary and the Borrower and hereby acknowledged by the Servicer and the Facility Agent, as the same may statements (including amendments or modifications thereof) authorized by the Obligor thereof or by another Person on the Obligor’s behalf in respect of such Collateral Obligation or evidence that such financing statements have been submitted for filing, in each case only to the extent reasonably available to the Servicer, and (iv) any other document included on the related Document Checklist that is reasonably requested by the Facility Agent and reasonably available to the Servicer.

“Collateral Obligation Schedule” means the list of Collateral Obligations set forth on Schedule 3, as the same may be updated by the Borrower (or the Servicer on behalf of the Borrower) pursuant to Section 10.21.

“Collateral Quality Tests” means, collectively or individually as the case may be, the Minimum Diversity Test, the Minimum Weighted Average Spread Test and the Maximum Weighted Average Life Test; provided, that, if a repayment, repurchase or other retirement (but, for the avoidance of doubt, not default) of an underlying Collateral Obligation causes one or more Collateral Quality Tests to fail, such failure shall not be deemed to have occurred for 30 days if all Principal Collections resulting from such repayment, repurchase or other retirement are retained during such 30-day period by the Borrower in the Principal Collection Account (and not distributed to Equityholder).

“Collection Account” means, collectively, the Principal Collection Account and the Interest Collection Account.

“Collection Period” means, with respect to the first Distribution Date, the period from and including the Effective Date to and including the Determination Date immediately preceding the first Distribution Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Distribution Date to and including the Determination Date immediately preceding the current Distribution Date.

“Collections” means the sum of all Interest Collections and all Principal Collections received with respect to the Collateral.

“Commitment” means, for each Lender, (a) prior to the Facility Termination Date, the commitment of such Lender to make Advances to the Borrower in an amount not to exceed, in the aggregate, the amount set forth opposite such Lender’s name on Annex B or pursuant to the assignment executed by such Lender and its assignee(s) and delivered pursuant to Article XV or pursuant to a Joinder Agreement executed and delivered pursuant to Article XV (as such Commitment may be reduced as set forth in Section 2.5 or increased as set forth in Section 2.8), in each case with notice to the Administrative Agent, and (b) on and after the earlier to occur of (i) the Facility Termination Date and (ii) the end of the Revolving Period, such Lender’s pro rata share of all Advances ~~Outstanding~~outstanding.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Constituent Documents” means, for any Person, its constituent or organizational documents, including: (a) in the case of any limited partnership, joint venture, trust or other form of business entity, the limited partnership agreement, joint venture agreement, articles of association or other applicable certificate or agreement of registration or formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or jurisdiction of its formation; (b) in the case of any limited liability company, the certificate or articles of formation and operating agreement for such Person; (c) in the case of a corporation or exempted company, the certificate or articles of incorporation or association and the bylaws for such Person or its memorandum and articles of association; and (d) in the case of any trust, the trust deed, declaration of trust or equivalent establishing such trust, in each such case as it may be restated, modified, amended or supplemented from time to time.

“Control” means the possession, directly or indirectly (including through affiliated entities), of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, provision of management or investment advisory services, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

“Corporate Trust Office” means the applicable designated corporate trust office of the Collateral Agent, the Securities Intermediary or the Collateral Custodian, as applicable, specified on Annex A hereto, or such other address within the United States as it may designate from time to time by notice to the Administrative Agent and the Facility Agent.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section 17.20.

“Critical Component” means, in respect of a weapons system referred to in the definition of Prohibited Defense Asset, a fundamental component used specifically in the production of the weapon system or plays a direct role in the lethality of the weapon system.

“Cure Event” has the meaning set forth in Section 13.2(b)(iii).

“Cut-Off Date” means, with respect to each Collateral Obligation, the date such Collateral Obligation becomes part of the Collateral.

Collateral Obligation have accelerated the repayment of such Collateral Obligation (but only until such default is cured or waived) in the manner provided in the Underlying Instruments; ~~or~~

(g) the Servicer determines, in its sole discretion, in accordance with the Servicing Standard, that all or a portion of such Collateral Obligation is not collectible~~.~~;

(h) such Collateral Obligation is a Participation Interest with respect to which the Selling Institution has defaulted in any respect in the performance of any of its payment obligations under the Participation Interest; or

(i) such Collateral Obligation is a Participation Interest in a Loan that would, if such Loan were a Collateral Obligation, constitute a “Defaulted Collateral Obligation”.

“Deferrable Collateral Obligation” means a Collateral Obligation that by its terms permits the deferral or capitalization of payment of accrued and unpaid interest.

“Determination Date” means the last calendar day of each month, or if such day is not a Business Day, the next succeeding Business Day.

“DIP Loan” means any Loan made to a debtor-in-possession pursuant to Section 364 of the Bankruptcy Code having the priority allowed by either Section 364(c) or 364(d) of the Bankruptcy Code and fully secured by senior Liens.

“Discount Factor” means, with respect to each Collateral Obligation and as of any date of determination, the value (expressed as a percentage of par) of such Collateral Obligation as determined by the Facility Agent in its sole discretion in accordance with Section 2.7; provided that the initial Discount Factor with respect to any Collateral Obligation acquired on the basis of a pre-approval evidenced by the Pre-Approved List shall be as set forth in the Pre-Approved List.

“Distribution Date” means, the 20th calendar day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing in the first full calendar month after the Effective Date.

“Distribution Period” means, the twelve month period immediately preceding the date of any proposed distribution pursuant to Section 10.16(a)(D); provided that no Distribution Period shall commence or end after the last day of the Revolving Period.

“Diversity Score” means, as of any day, a single number that indicates collateral concentration in terms of both issuer and industry concentration, calculated as set forth in Schedule 1 hereto, as such diversity scores shall be updated at the option of the Facility Agent in its sole discretion if Moody’s publishes revised criteria; provided that no such update shall be effective until the date five Business Days after the Facility Agent gives notice of such update to the Borrower and the Servicer.

“Document Checklist” means an electronic or hard copy list delivered by the Borrower (or by the Servicer on behalf of the Borrower) to the Collateral Custodian that identifies each of the documents that have been included in or may be requested by the Facility Agent to be included in each Collateral Obligation File whether such document is an original or a copy and

(z) if such Collateral Obligation is an Assigned Participation Interest, such Assigned Participation Interest has been elevated to a full assignment by the date that is fifteen (15) Business Days after the Effective Date;

(aa) such Collateral Obligation does not have an Obligor in a Prohibited Industry; ~~and~~

(bb) if such Collateral Obligation is a Multiple of Recurring Revenue Loan, (i) it is a First Lien Loan, (ii) as of the related Cut-Off Date, the related Obligor has last quarter annualized Revenue of at least $25,000,000 (calculated using the most recent financial information of such Obligor received by the Borrower prior to such Cut-Off Date), (iii) has an Original Leverage Multiple of less than 3.0x, (iv) has a loan-to-value ratio (as determined by the Servicer in accordance with the Servicing Standard) of less than 40% and (v) has a term to stated maturity of six (6) or fewer years~~.~~; and

(cc) if such Collateral Obligation is a Broadly Syndicated Second Lien Loan, such Broadly Syndicated Second Lien Loan not a single-purpose real estate based loan.

“Eligible Currency” means ~~CAD~~AUDs, ~~GBP~~CADs , Dollars ~~and~~, Euros and GBPs.

“Eligible Jurisdiction” means any of (x) the United States or any State thereof, Canada, the United Kingdom, Australia, Germany, France, the Netherlands, Luxembourg, Spain, Switzerland, Sweden, Norway, the Cayman Islands, Bermuda or Jersey, Channel Islands or (y) any other country that has a country ceiling for foreign currency bonds of at least “Aa2” by Moody’s.

“Eligible Obligor” means, on any day, any Obligor that (i) is a Person (other than a natural person) that is duly organized and validly existing under the laws of an Eligible Jurisdiction, (ii) is a legal operating entity or holding company, (iii) is not an Official Body, (iv) is not an Affiliate of, or Controlled by, the Borrower, the Servicer or the Equityholder; provided that, notwithstanding anything in the foregoing in this definition, an Obligor that, to the Borrower’s knowledge is a Non-Sustainable Obligor, shall be deemed not to be an Eligible Obligor.

“Enterprise Value Asset” means any Loan or Bond that is not an Asset Based Obligation.

“Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or any other Official Body, relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental

up to 17.5% of the Excess Concentration Measure, (iii) the sum of the Principal Balances of all Collateral Obligations with an Obligor (other than the Obligor specified in clauses (i) and (ii)) in any Moody’s Industry Classification in excess of all other Moody’s Industry Classifications may be up to 15% of the Excess Concentration Measure, and (iv) the sum of the Principal Balances of all Collateral Obligations with an Obligor (other than the Obligor specified in clauses (i), (ii) and (iii)) in any Moody’s Industry Classification in excess of all other Moody’s Industry Classifications may be up to 12.5% of the Excess Concentration Measure;

(d) the excess, if any, of the sum of the Principal Balances of all Fixed Rate Collateral Obligations that are not subject to a qualifying Hedging Agreement pursuant to Section 10.6 over 10% of the Excess Concentration Measure;

(e) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that (i) are Deferrable Collateral Obligations and (ii) provide for current cash pay interest of less than the Applicable Interest Rate plus 5% (or 5% for Fixed Rate Collateral Obligations) over 15% of the Excess Concentration Measure; provided, that no more than 10% of the Excess Concentration ~~measure~~Measure can consist of Deferrable Collateral Obligations that provide for current cash pay interest of less than the Applicable Interest Rate plus 2% (or 2% for Fixed Rate Collateral Obligations);

(f) the excess, if any, of the sum of (i) the Principal Balances of all Collateral Obligations that are Revolving Loans plus (ii) the Aggregate Unfunded Amount of all other Variable Funding Assets over 10% of the Excess Concentration Measure;

(g) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are DIP Loans over 10% of the Excess Concentration Measure;

(h) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Participation Interests (excluding Assigned Participation Interests for up to fifteen (15) Business Days immediately following the Effective Date) over 5% of the Excess Concentration Measure;

(i) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are not Asset Based Obligations, Multiple of Recurring Revenue Loans or single-purpose real estate based loan, with respect to which EBITDA for the prior twelve calendar months of the related Obligor is less than $10,000,000 (or, for any Collateral Obligation denominated in an Eligible Currency other than Dollars, the equivalent thereof as determined by the Servicer using the Applicable Conversion Rate) over 10% of the Excess Concentration Measure;

(j) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations ~~(other than Multiple of Recurring Revenue Loans) with respect to which the Leverage Multiple is greater than or equal to 6.00x~~that are obligations of Obligors in the “Software” GICS Industry Classification (as approved by the Facility Agent in its reasonable discretion in the related Asset Approval Notice on or prior to the related Cut-Off Date with respect to each Collateral Obligation) over 25% of the Excess Concentration Measure;

(k) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are denominated in Eligible Currencies other than Dollars or CAD over ~~10~~25% of the Excess Concentration Measure;

(l) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are denominated in CAD over 10% of the Excess Concentration Measure;

(m) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are denominated in AUD over 10% of the Excess Concentration Measure;

(~~m~~n) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that have principal Obligors Domiciled Eligible Jurisdictions other than the United States over 25% of the Excess Concentration Measure;

(~~n~~o) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that have a term to stated maturity in excess of seven years over 10% of the Excess Concentration Measure;

(~~o~~p) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are single-purpose real estate based loans over 20% of the Excess Concentration Measure;

(~~r~~q) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Multiple of Recurring Revenue Loans over ~~15~~10% of the Excess Concentration Measure; provided, that no more than 5% of the Excess Concentration Measure can consist of Multiple of Recurring Revenue Loans for which the related Obligor does not have a Positive EBITDA;

(~~s~~r) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Broadly Syndicated First Lien Loans and Broadly Syndicated Second Lien Loans over 15% of the Excess Concentration Measure; and

(s) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are in the Permitted Gaming Industry over 7.5% of the Excess Concentration Measure; and

(t) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are in the defense industry (other than a Prohibited Defense Asset) over 7.5% of the Excess Concentration Measure.

“Excess Concentration Measure” means (i) prior to the end of the Ramp-up Period, the Target Portfolio Amount and (ii) thereafter, the sum of (i) the Principal Balances for all Eligible Collateral Obligations plus (ii) all amounts on deposit in the Principal Collection Account plus (iii) all amount on deposit in the Unfunded Exposure Account.

“Excluded Amounts” means, as of any date of determination, (i) any amount deposited into the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into the Collection Account in error (including any amounts relating to any portion of an asset sold by the Borrower and occurring after the date of such sale) and (vi) the transaction fee paid to the CLO Issuer as consideration for the issuance of ~~the~~ CLO Securities in an amount not to exceed $250, and the account in which such funds are credited or deposited and any interest thereon.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.16) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Servicer or the Equityholder, the Chief Executive Officer, the Chief Operating Officer of such Person or any other Person included on the incumbency certificate of the Borrower, Servicer or Equityholder, as applicable, delivered pursuant to Section 6.1(g) and, with respect to any other Person, the President, Chief Financial Officer or any Vice President.

“Exempted CLO Takeout” means the first CLO Takeout following the Twenty-Second Amendment Effective Date in connection with a permanent reduction of the Facility Amount in an amount up to $150,000,000 pursuant to Section 2.5(a).

“Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the end of the Revolving Period, $~~250,000,000, unless this amount is~~375,000,000; provided that such amount may be permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8~~, in which event it means such lower or higher amount~~ and (b) from and after the end of the Revolving Period, the Advances Outstanding.

(ii) is secured by a pledge of specified collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable Underlying Instruments, and liens accorded priority by law in favor of any Official Body), and (iii) the Servicer determines in good faith that the value of the collateral or the enterprise value securing the Loan on or about the time of origination or acquisition by the Borrower equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral.

“First Lien Real Estate Loan” means a single-purpose real estate based loan that is a First Lien Loan.

“First Out Loan” means any First Lien Loan that, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, post-event of default scenario or liquidation proceedings, is senior in right of payment to (and documented under the same Underlying Instruments as) a FILO Loan to the same Obligor.

“Fitch” means Fitch Ratings, Inc., Fitch Ratings Ltd. and their subsidiaries, including Derivative Fitch Inc. and Derivative Fitch Ltd. and any successor thereto.

“Fixed Rate Collateral Obligation” means any Collateral Obligation that bears a fixed rate of interest.

“Foreign Currency Advance Amount” means, on any Measurement Date, the sum of (a) the equivalent in Dollars of the aggregate principal amount of all Advances denominated in ~~Euros~~AUD outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate plus (b) the equivalent in Dollars of the aggregate principal amount of all Advances denominated in ~~GBP~~CAD outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate~~,~~ plus (c) the equivalent in Dollars of the aggregate principal amount of all Advances denominated in ~~CAD~~Euros outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, plus (d) the equivalent in Dollars of the aggregate principal amount of all Advances denominated in GBP outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, in each case after giving effect to all repayments of Advances and the making of new Advances on such date.

“Foreign Currency Sublimit” means, on any Measurement Date and with respect to any Eligible Currency (other than Dollars), a Dollar amount equal to the lesser of (a) the sum of each AUD Lender’s, CAD Lender’s, Euro Lender’s or GBP Lender’s, as applicable, Pro Rata Percentage of the Advances Outstanding and (~~B) 20~~b) 35% of the Facility Amount on such date.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Fourteenth Amendment Effective Date” means October 14, 2021.

“FRS Board” means the Board of Governors of the Federal Reserve System and, as applicable, the staff thereof.

“Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase or extend the term of the Commitments (other than an increase in the Commitment of another Lender or the addition of a new Lender) or change the Facility Termination Date, (b) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (c) alter the terms of Section 2.4(a) or Section 8.3 or any related definitions or provisions in a manner that would alter the effect of such Sections, (d) modify the definition of the terms “Advance Rate”, “Borrowing Base”, “Eligible Collateral Obligation”, “Eligible Jurisdiction”, “Excess Concentration Amount”, “Event of Default”, “Facility Termination Date”, “First Lien Loan”, “Fundamental Amendment”, “Maximum Portfolio Advance Rate”, or “Minimum Equity Test”, or any defined term used therein, in each case in a manner which would have the effect of making more credit available to the Borrower, or make such provision less restrictive on the Borrower in any other material fashion, (e) extend the Revolving Period other than as set forth in Section 2.6 or (f) modify the form or details of the Monthly Report in a manner that materially reduces the reporting requirements.

“Funding Date” means any Advance Date or any Reinvestment Date, as applicable.

“FX Evaluation Date” means, if and to the extent that there are two or more Lenders, (a) each Funding Date, (b) each Determination Date, (c) the date on which any Event of Default occurs, (d) the last day of the Revolving Period and (e) each other date requested by the Facility Agent in its sole discretion and notified in writing to the Borrower and the Servicer.

“FX Reallocation Notice” has the meaning set forth in Section 2.2(d)(ii).

“GAAP” means generally accepted accounting principles in the United States, which are applicable to the circumstances as of any day.

“GBP” means the lawful currency for the time being of the United Kingdom.

“GBP Advance” means each Advance made in GBP.

“GBP Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “GBP Lender”.

“GBSA” means the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act) (Trennbankengesetz), as amended.

“GICS Industry Classification” means the industry classifications set forth in Schedule 2-B, as such industry classifications shall be updated in the sole discretion of the Facility Agent if MSCI Inc. publishes revised industry classifications.

“Hazardous Materials” means all materials subject to any Environmental Law, including materials listed in 49 C.F.R. § 172.101, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material

“Lender” means the Person(s) executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “Lender” in accordance with the terms of this Agreement and, as the context may require, each AUD Lender, each CAD Lender, each Dollar Lender, each Euro Lender~~, each CAD Lender~~ and each GBP Lender.

“Lender Allocation Percentage” means (i) if the Effective Advance Rate is equal to or greater than 65%, 60%, (ii) if the Effective Advance Rate is equal to or greater than 55% but less than 65%, 50%, (iii) if the Effective Advance Rate is equal to or greater than 45% but less than 55%, 40% and (iv) if the Effective Advance Rate is less than 45%, 35%; provided that, after the end of the Revolving Period, during the period in which the Minimum Equity Test is not satisfied as of any date of determination, the Lender Allocation Percentage shall be 100%; provided, further, that, during the continuation of an Event of Default, the Lender Allocation Percentage will be 100%.

“Leverage Multiple” means, with respect to any Collateral Obligation for the most recent relevant period of time for which the Borrower has received the financial statements of the relevant Obligor, the ratio of (i) Indebtedness of the relevant Obligor and its subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) (other than Indebtedness that is junior in terms of payment or lien subordination (including unsecured Indebtedness) to Indebtedness of such Obligor and its subsidiaries held by the Borrower) less unrestricted cash of the relevant Obligor and its subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) to (ii)(x) if such Collateral Obligation is a Multiple of Recurring Revenue Loan, Revenue of such Obligor or (y) otherwise, EBITDA of such Obligor.

“Lien” means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including Tax liens, mechanics’ liens and any liens that attach by operation of law.

“Loan” means any commercial loan.

“Loan Register” has the meaning set forth in Section 15.5(a).

“Loan Registrar” has the meaning set forth in Section 15.5(a).

“Make-Whole Fee” has the meaning set forth in the Fee Letter.

“Margin Stock” means “Margin Stock” as defined under Regulation U issued by the FRS Board.

“Market Value” means, with respect to any Broadly Syndicated First Lien Loan, the lowest of (a) 100%, (b) the Purchase Price of such Broadly Syndicated First Lien Loan (expressed as percentage of par) and (c) the amount (expressed as a percentage of par) determined by the Servicer equal to (i) the bid-side quote determined with respect to such Loan by IHS Markit Ltd., LoanX Mark-It-Partners, Thomson Reuters LPC, Loan Pricing Corporation or any other nationally recognized pricing service that is available and is selected by the Servicer or (ii) if the quote described in clause (i) is not available, (A) if three (3) or more bid-side quotes

“Maximum Availability” means, as of any date of determination, the ~~difference~~remainder of (i) the Facility Amount minus (ii) the balance of all unfunded Advances approved but not yet funded minus (iii) the Aggregate Unfunded Amount plus (iv) the equivalent in Dollars of the amount on deposit in the Unfunded Exposure Account (as determined by the Servicer using the Applicable Conversion Rate).

“Maximum Portfolio Advance Rate” means (a) if the Diversity Score is less than 5, 0%, (b) if the Diversity Score is at least 5 but less than 6, 35%, (c) if the Diversity Score is at least 6 but less than 10, 45%, (d) if the Diversity Score is at least 10 but less than 12, 50%, (e) if the Diversity Score is at least 12 but less than 15, 57.5% and (f) if the Diversity Score is at least 15, 65%; provided that, if the Diversity Score is less than 6 after the two-month anniversary of the Effective Date, the Maximum Portfolio Advance Rate shall be 0%.

“Maximum Weighted Average Life Test” means a test that will be satisfied on any date of determination if the Weighted Average Life of all Eligible Collateral Obligations included in the Collateral is less than or equal to 5 years.

“Measurement Date” means each of the following, as applicable: (i) the Effective Date; (ii) each Determination Date; (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.4; (v) the date that the Servicer has actual knowledge of the occurrence of any Revaluation Event with respect to any Collateral Obligation; (vi) the date of any optional repurchase or substitution pursuant to Section 7.11; (vii) any date on which the Facility Agent requests an updated Borrowing Base (not to exceed more than once per week) within one week after the Facility Agent has notified the Borrower of any amendment to the Discount Factor of any Collateral Obligation; (viii) the last date of the Revolving Period; (ix) the date of any Optional Sale; and (x) the date of ~~the~~any CLO Takeout.

“Minimum Diversification Condition” means a test that will be satisfied on any date of determination if (i) the Diversity Score of all Eligible Collateral Obligations included in the Collateral is equal to or greater than (x) 5, during the first two (2) months after the Effective Date or (y) thereafter, 6 and (ii) the Minimum Equity Test is satisfied.

“Minimum Diversification Cure Period” means the period beginning on but excluding the date of the failure to satisfy the Minimum Diversification Condition and ending on and including three (3) consecutive Business Days after the date of such failure.

“Minimum Diversity Test” means a test that will be satisfied on any date of determination if the Diversity Score of all Eligible Collateral Obligations included in the Collateral is equal to or greater than (x) 5, during the first two (2) months after the Effective Date and (y) 10, thereafter.

“Minimum Equity Test” means a test that will be satisfied on any date of determination if the Effective Equity is at least equal to the greater of:

(a)	$25,000,000; and

(b) the sum of the Collateral Obligation Amounts of the five largest Eligible Obligors with Collateral Obligations constituting the highest aggregate Collateral Obligation Amounts; provided that, for purposes of calculating clause (b) hereof, the Collateral Obligation Amount with respect to any Obligor shall be the sum of all Collateral Obligation Amounts with respect to which such Person is an Obligor.

“Minimum Weighted Average Coupon Test” means a test that will be satisfied on any date of determination (unless otherwise waived by the Facility Agent in its sole discretion) if the Weighted Average Coupon on such date is equal to or greater than 4.00%.

“Minimum Weighted Average Spread Test” means a test that will be satisfied on any date of determination if the Weighted Average Spread on such date is equal to or greater than ~~(a) on and after the Twentieth Amendment Effective Date and prior to the nine-month anniversary of the Twentieth Amendment Effective Date, the sum of (i) the product of (x) the BSL Percentage multiplied by (y) 4% plus (ii) the product of (x) the Non-BSL Percentage multiplied by (y) 5% or (b) thereafter, 5.00%.~~4.50%.

“Monthly Report” means a monthly report in the form of Exhibit D prepared as of the close of business on each Reporting Date.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s Industry Classification” means the industry classifications set forth in Schedule 2-A, as such industry classifications shall be updated at the option of the Facility Agent in its sole discretion if Moody’s publishes revised industry classifications.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 3(37) or Section 4001(a)(3) of ERISA, as applicable, in respect of which the Borrower or any ERISA Affiliate has or would reasonably be expected to have any obligation or liability, contingent or otherwise.

“Multiple of Recurring Revenue Loan” means any Loan that is structured based on a multiple of the related Obligor’s Revenue.

“Ninth Amendment Effective Date” means August 5, 2019.

“Non-Approval Event” means, as of any date of determination, an event that (x) will be deemed to have occurred if the ratio (measured on a rolling six-month basis) of (i) the number of Asset Approval Requests resulting in Non-Approved Loans over (ii) the total number of Asset Approval Requests (including any Asset Approval Request delivered with respect to a Collateral Obligation on the Pre-Approved List) is greater than 50% and (y) will be continuing until the conditions set forth in clause (x) of this definition are no longer true; provided that, until fifteen (15) Eligible Collateral Obligations (including any Asset Approval Request delivered with respect to a Collateral Obligation on the Pre-Approved List) have been submitted to the Facility Agent by the Borrower, the ratio of clause (x)(i) over clause (x)(ii) shall be deemed to be zero.

Code, or Section 302 of ERISA and in respect of which the Borrower or any ERISA Affiliate (x) is (or, if such Plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA, or (y) has or would reasonably be expected to have any obligation or liability, contingent or otherwise.

“Positive EBITDA” means, with respect to any Collateral Obligation, the EBITDA for the prior twelve calendar months of the related Obligor is greater than $0.

“Pre-Approved List” means the list of assets set forth on Schedule 4 (as the same may be amended from time to time by the Borrower with the prior written consent of the Facility Agent in its sole discretion), which schedule specifies, as to each listed asset, (a) the price at which such asset may be purchased (or an agreed-upon) means of determining the price at which such asset may be purchased by the Borrower, (b) the principal balance (or related commitment) of such asset that may be purchased, (c) an agreed-upon Discount Factor for such asset (which Discount Factor may be updated in accordance with Section 2.7(b) if a Revaluation Event occurs with respect to such asset), (d) the time period during which the Borrower may purchase such asset (which, unless otherwise specified shall be 45 days); provided that, any asset that does not appear on the initial Pre-Approved List but that is thereafter approved by the Facility Agent pursuant to an Asset Approval Request will be added to the Pre-Approved List and will be eligible for purchase by the Borrower for up to 45 days after such addition, except that an asset so added to the Pre-Approved List pursuant to this clause (d) shall be removed from Schedule 4 after five (5) Business Days if the Borrower has not acquired any portion of such asset and (e) the loan type of such asset.

“Prepayment Fee” has the meaning set forth in the Fee Letter.

“Prepayment Notice” has the meaning set forth in Section 2.4(b)(i).

“Principal Balance” means with respect to any Collateral Obligation as of any date, (i) if such Collateral Obligation is denominated and payable in Dollars, the lower of (A) the Purchase Price paid by the Borrower for such Collateral Obligation and (B) the outstanding principal balance of such Collateral Obligation, and (ii) if such Collateral Obligation is denominated and payable in any Eligible Currency other than Dollars, the equivalent in Dollars (and if such Collateral Obligation is match-funded by Advances in the same Eligible Currency, then the Dollar equivalent shall be determined by the Servicer using the Applicable Conversion Rate, otherwise it shall be determined by the Servicer using the Applicable Exchange Rate) of the lower of (A) the Purchase Price paid by the Borrower for such Collateral Obligation and (B) the outstanding principal balance of such Collateral Obligation, and in the case of clause (i) and clause (ii), exclusive of (x) any deferred or capitalized interest on any Deferrable Collateral Obligation and (y) any unfunded amounts with respect to any Variable Funding Asset; provided, that for purposes of calculating the “Principal Balance” of any Deferrable Collateral Obligation, principal payments received on such Collateral Obligation shall first be applied to reducing or eliminating any outstanding deferred or capitalized interest; provided, further, that for purposes of the calculation set forth in clause (f) of the definition of Excess Concentration Amount, the Principal Balance of each Revolving Loan shall include any unfunded commitment owed by the Borrower with respect thereto. The “Principal Balance” of any Equity Security shall be zero.

“Qualified Substitute Arrangement” has the meaning set forth in Section 10.6(c).

“Ramp-up ~~End Date” means, with respect to any Ramp-Up Period, the date occurring after the most recent Ramp-Up Start Date that is the earliest of (i) the eight-month anniversary of such Ramp-Up Start Date, (ii) the~~ Period” means the period from and including the Twentieth Amendment Effective Date to the earlier of (i) the first date on which the aggregate of all Principal Balances for all Eligible Collateral Obligations plus all Principal Collections on deposit in the Principal Collection Account equals or exceeds the Target Portfolio Amount and (~~iii~~ii) the ~~date of any increase in aggregate Commitments by not less than $50,000,000.~~ eight-month anniversary of the Twentieth Amendment Effective Date

~~“Ramp-up Period” means each period from and including a Ramp-Up Start Date to but excluding the next succeeding Ramp-Up End Date; provided that no Ramp-Up Period will extend beyond the last day of the Revolving Period.~~

~~“Ramp-Up Start Date” means each of (a) the Twentieth Amendment Effective Date and (b) each date occurring after the Twentieth Amendment Effective Date on which there occurs any increase in aggregate Commitments by not less than $50,000,000.~~

“Rating Agencies” means Standard & Poor’s and Moody’s.

“Recipient” means (a) the Administrative Agent, (b) the Facility Agent, (c) the Collateral Agent, (d) any Lender and (e) any other recipient of a payment hereunder.

“Records” means the Collateral Obligation File for any Collateral Obligation and all other documents, books, records and other information prepared and maintained by or on behalf of the Borrower with respect to any Collateral Obligation and the Obligors thereunder, including all documents, books, records and other information prepared and maintained by the Borrower or the Servicer with respect to such Collateral Obligation or Obligors.

“Regulatory Authority” has the meaning set forth in Section 17.14(c).

“Reinvestment” has the meaning set forth in Section 8.3(b).

“Reinvestment Date” has the meaning set forth in Section 8.3(b).

“Reinvestment Request” has the meaning set forth in Section 8.3(b).

“Related Property” means, with respect to a Collateral Obligation, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Obligation, including, without limitation, any pledge of the stock, membership or other ownership interests in the related Obligor or its subsidiaries, all Warrant Assets with respect to such Collateral Obligation and all proceeds from any sale or other disposition of such property or other assets.

“Related Security” means, with respect to each Collateral Obligation:

(h) the Servicer places, in its sole discretion, in accordance with the Servicing Standard, such Collateral Obligation on non-accrual status;

(i) with respect to any Fixed Rate Collateral Obligation that provides for current cash pay interest of less than 4.5%, the Minimum Weighted Average Coupon Test is failing as of the most recent Measurement Date;

(j) the related Obligor undergoes a merger, acquisition or other restructuring or sells all or substantially all of its assets;

(k) the Borrower sells or otherwise disposes of a portion of such Collateral Obligation (x) during the Revolving Period at a price (as a percentage of par) which is 10 percentage points less than the product of (i) the currently assigned Discount Factor multiplied by (ii) the Purchase Price and (y) otherwise, at a price (as a percentage of par) less than the product of (i) the currently assigned Discount Factor multiplied by (ii) the Purchase Price;

(l) with respect to any single-purpose real estate based loan, as set forth by the Facility Agent in its sole discretion on the related Approval Notice;

(m) with respect to any Multiple of Recurring Revenue Loan, (i) the Leverage Multiple with respect to such Collateral Obligation increases either (x) by 20% of the Original Leverage Multiple with respect to such Collateral Obligation or (y) above 3.00x, (ii) the related Obligor’s last quarter annualized Revenue is less than $20,000,000 calculated using the most recent financial information of such Obligor received by the Borrower (or otherwise available to the Borrower with respect to such Obligor) or (iii) the related Obligor breaches any financial covenant in the related Underlying Documents; ~~or~~

(n) with respect to any Broadly Syndicated First Lien Loan and measured on a weekly basis, (1) the Market Value of such Collateral Obligation declines by more than 10% compared to the Purchase Price (expressed as percentage of par) of such Collateral Obligation as of the applicable Cut-Off Date; or (2) such Collateral Obligation no longer satisfies any of the criteria set forth in the definition of “Broadly Syndicated First Lien Loan”; or

(o) with respect to any Collateral Obligation or portion thereof and measured on the Determination Date in March, June, September and December of each calendar year, the Servicer (or any Affiliate thereof) internally marks, in accordance with the Servicing Standard, such Collateral Obligation at a price below 60.0%;

provided that the Facility Agent may, with the reasonable consent of the Borrower, include custom revaluation events other than those included in the definition of “Revaluation Event” as a condition of its approval of any Collateral Obligation, as noted in the related Approval Notice.

“Revenue” means, with respect to any Multiple of Recurring Revenue Loan, the definition of annualized recurring revenue used in the Underlying Instruments for each such Collateral Obligation, or any comparable definition for “Revenue,” “Recurring Revenue” or “Adjusted Revenue” in the Underlying Instruments for each such Collateral Obligation or if such comparable definition is not defined in such Underlying Instruments, the recurring revenue, as calculated by the Servicer in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor (and any of its parents or Subsidiaries that are obligated with respect to such Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication under GAAP)) as per the requirements of the related Underlying Instruments, and as approved by the Facility Agent in its sole discretion.

“Revolving Loan” means a Collateral Obligation that specifies a maximum aggregate amount that can be borrowed by the related Obligor and permits such Obligor to re-borrow any amount previously borrowed and subsequently repaid during the term of such Collateral Obligation.

“Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) April 17, 2028, or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and the Facility Agent, (ii) the date on which the ~~Facility Amount is~~Commitments are terminated in full pursuant to Section 2.5, or (iii) the occurrence of an Event of Default; provided that, following the occurrence of an Event of Default, the Revolving Period can be reinstated (on the same terms and conditions (including, without limitation, clause (i) of this definition) and without the payment of any fees or other consideration not otherwise contemplated by the Transaction Documents) by the Facility Agent in its sole discretion.

“Sale Agreement” means the Sale and Contribution Agreement, dated as of the date hereof, by and between the Equityholder, as seller, and the Borrower, as purchaser.

“Sanction Target” has the meaning set forth in Section 9.30.

“Sanctioned Countries” has the meaning set forth in Section 9.30.

“Sanctions” has the meaning set forth in Section 9.30.

“Schedule of Collateral Obligations” means the list or lists of Collateral Obligations attached to each Asset Approval Request and each Reinvestment Request. Each such schedule shall identify the assets that will become Collateral Obligations, shall set forth such information with respect to each such Collateral Obligation as the Borrower or the Facility Agent may reasonably require and shall supplement any such schedules attached to previously-delivered Asset Approval Requests and Reinvestment Requests.

“Scheduled Collateral Obligation Payment” means each periodic installment payable by an Obligor under a Collateral Obligation for principal, interest and/or unutilized/commitment fees (as applicable) in accordance with the terms of the related Underlying Instrument.

“Second Lien Loan” means any Loan that (i) is not (and that by its terms is not permitted to become) subordinate in right of payment to any other obligation of the related Obligor other than a First Lien Loan with respect to the liquidation of such Obligor or the collateral for such Loan and (ii) is secured by a valid second priority perfected Lien to or on specified collateral securing the related Obligor’s obligations under the Loan, which Lien is not subordinate to the Lien securing any other debt for borrowed money other than a First Lien Loan on such specified collateral and any Permitted Liens.

“Secured Parties” means, collectively, the Collateral Agent, the Collateral Custodian, the Securities Intermediary, each Lender, the Administrative Agent, the Facility Agent, each other Affected Person, Indemnified Party and, to the extent the Borrower is a party to the related Hedging Agreement, Hedge Counterparty and their respective permitted successors and assigns.

“Securities Intermediary” means the Collateral Custodian, or any subsequent institution acceptable to the Facility Agent in its reasonable discretion that establishes and maintains the Accounts.

“Selling Institution” means the entity obligated to make payments to the Borrower under the terms of a Participation Interest.

“Senior Secured Bond” means a debt security (that is not a loan) that is (a) issued by a corporation, limited liability company, partnership or trust or other similar business entity and (b) secured by a valid first priority perfected security interest on specified collateral.

“Servicer” means initially Specialty Credit Services, LLC or any successor servicer appointed pursuant to this Agreement.

“Servicer Default” means the occurrence of one of the following events:

(a) any failure by the Servicer to deposit or credit, or to deliver for deposit, in the Collection Account any amount required hereunder to be so deposited, credited or delivered or to make any required distributions therefrom which failure continues unremedied for a period of two Business Days after the date on which either (x) the Servicer has actual knowledge following due inquiry of such failure or (y) written notice of such failure shall have been given to the Servicer by the Borrower, the Collateral Agent or the Facility Agent;

(b) failure on the part of the Servicer duly to observe or to perform in any respect any other covenant or agreement of the Servicer set forth in this Agreement which failure continues unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the Servicer by the Borrower, the Collateral Agent, the Administrative Agent or the Facility Agent;

(c) the occurrence of an Insolvency Event with respect to the Servicer;

(d) any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be false or incorrect as of the time when the same shall have been made or deemed made (i) which incorrect representation, warranty or statement the Facility Agent determines has a material and adverse effect on (1) the validity, enforceability or collectability against the Servicer of this Agreement or any other Transaction Document or (2) the rights and remedies of any Secured Party with respect to matters arising under this Agreement or any other Transaction Document, and (ii) within 30 days after written notice thereof shall have been given to the Servicer by the Borrower, the Collateral Agent, the Administrative Agent or the Facility Agent, the circumstance Term CORRA Reference Rate for a tenor of three (3) months on the day (such day, the “Term CORRA Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the relevant Accrual Period, as such rate is published by the Term CORRA Administrator.

“Term CORRA Adjustment” means 0.32138% (32.138 basis points).

“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.

“Term CORRA Determination Day” has the meaning set forth in the definition of “Term CORRA” in this Section 1.1.

“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA as published by the Term CORRA Administrator.

“Term SOFR” means, for any calculation with respect to an Advance in Dollars (other than an Advance bearing interest at the Alternate Base Rate), the greater of (i) 0.51% and (ii) the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the relevant Accrual Period, as such rate is published by the Term SOFR Administrator.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Facility Agent in its reasonable discretion).

“Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR” in this Section 1.1.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR as published by the Term SOFR Administrator.

“Transaction Documents” means this Agreement, the Notes, the Sale Agreement, the Collateral Agent and Collateral Custodian Fee Letter, the Administrative Agent Fee Letter, each Fee Letter, the Account Control Agreement, the Master Participation Agreement, any Joinder Agreement and the other documents to be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Underlying Instruments delivered in connection with this Agreement.

“Twelfth Amendment Effective Date” means October 16, 2020.

“Twentieth Amendment Effective Date” means April 16, 2025.

“Twenty-Second Amendment Effective Date” means October 26, 2026.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

~~“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.~~

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 17.20.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 4.3(f).

“Variable Funding Asset” means any Revolving Loan or other asset that by its terms may require one or more future advances to be made to the related Obligor by any lender thereon or owner thereof.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Warrant Asset” means any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by the Borrower as an “equity kicker” from the Obligor in connection with a Collateral Obligation.

“Warranty Collateral Obligation” has the meaning set forth in Section 7.11.

“Weighted Average Advance Rate” means, as of any date of determination with respect to all Eligible Collateral Obligations included in the Adjusted Aggregate Eligible Collateral Obligation Balance, the number obtained by dividing (i) the amount obtained by summing the products obtained by multiplying (a) the Advance Rate of each such Eligible Collateral Obligation by (b) such Eligible Collateral Obligation’s contribution to the Adjusted Aggregate Eligible Collateral Obligation Balance by (ii) the Adjusted Aggregate Eligible Collateral Obligation Balance, in each case, as of such date.

“Weighted Average Coupon” means, as of any day with respect to all Eligible Collateral Obligations included in the Adjusted Aggregate Eligible Collateral Obligation Balance, the number expressed as a percentage obtained by dividing (i) the sum for each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that is a Fixed Rate Collateral Obligation of (x) the interest rate for each such Collateral Obligation minus the Applicable Interest Rate multiplied by (y) the Collateral Obligation Amount of each such Collateral Obligation by (ii) the Adjusted Aggregate Eligible Collateral Obligation Balance for Fixed Rate Collateral Obligations.

“Weighted Average Life” means, as of any day with respect to all Eligible Collateral Obligations included in the Collateral, the number of years following such date obtained by

ARTICLE II

THE FACILITY, ADVANCE PROCEDURES AND NOTES

Section 2.1 Advances. (a) On the terms and subject to the conditions set forth in this Agreement, each Lender hereby agrees to make advances to or on behalf of the Borrower (individually, an “Advance” and collectively the “Advances”) from time to time on any date (each such date on which an Advance is made, an “Advance Date”) during the period from the Effective Date to the end of the Revolving Period; provided that there shall be no more than two (2) Advance Dates during any calendar week. The AUD Advances shall be made solely by the AUD Lenders, the CAD Advances shall be made solely by the CAD Lenders, the Dollar Advances shall be made solely by the Dollar Lenders, the Euro Advances shall be made solely by the Euro Lenders and the GBP Advances shall be made solely by the GBP Lenders, in each case in accordance with Section 2.2(d).

(b) Under no circumstances shall any Lender be obligated to make an Advance if, after giving effect to such Advance and any purchase of Eligible Collateral Obligations in connection therewith, (x) the Advances Outstanding would exceed the lowest of (i) the Facility Amount, (ii) the Borrowing Base and (iii) the Maximum Availability or (y) the Foreign Currency Advance Amount would exceed the Foreign Currency Sublimit on such day. Subject to the terms of this Agreement, during the Revolving Period, the Borrower may borrow, reborrow, repay and prepay (subject to the provisions of Section 2.4) one or more Advances.

Section 2.2 Funding of Advances. (a) Subject to the satisfaction of the conditions precedent set forth in Section 6.2, the Borrower may request Advances hereunder by giving notice to the Facility Agent and the Administrative Agent (who shall provide such notice to each Lender and the Collateral Agent) of the proposed Advance at or prior to 11:00 a.m., New York City time, at least two (2) Business Days prior to the proposed Advance Date. Such notice (herein called the “Advance Request”) shall be in the form of Exhibit C-1 and shall include (among other things) (x) the proposed Advance Date, (y) the proposed Eligible Currency in which such Advance is to be denominated and (z) the amount of such proposed Advance, and shall, if applicable, be accompanied by an Asset Approval Request setting forth the information required therein with respect to the Collateral Obligations to be acquired by the Borrower on the Advance Date (if applicable). Following receipt of an Advance relating to an Advance Request, the Administrative Agent shall promptly distribute to the Borrower the amount of such Advance, which amount has been allocated among the Lenders in accordance with the Lenders’ respective Pro Rata Percentages, as set forth in such Advance Request. The amount of any Advance shall at least be equal to the least of (w) $100,000, ~~$~~100,000 AUD, 100,000 CAD, 100,000 Euros or 100,000 GBP, individually and as applicable, (x) ~~the~~ (1) the Borrowing Base on such day minus (2) the Advances Outstanding on such day, (y) the ~~(1)~~ Facility Amount on such day minus (2) the Advances Outstanding on such day and (z) the Foreign Currency Sublimit on such day minus the Foreign Currency Advance Amount on such day, in each case, before giving effect to the requested Advance as of such date. Any Advance Request given by the Borrower pursuant to this Section 2.2, shall be irrevocable and binding on the Borrower. Neither the Administrative Agent nor the Facility Agent shall have any obligation to lend funds hereunder in its capacity as

Administrative Agent and as Facility Agent, respectively. Subject to receipt by the Administrative Agent of an Officer’s Certificate of the Borrower confirming the satisfaction of the conditions precedent set forth in Section 6.2, and the Administrative Agent’s receipt of such funds from the Lenders no later than 2:00 p.m. (New York City time) (or such other time as otherwise agreed in writing between the Lenders and the Administrative Agent), the Administrative Agent shall make the proceeds of such requested Advances available to the Collateral Agent and the Collateral Agent shall make such proceeds available to the Borrower by deposit to such account as may be designated in the relevant Advance Request in same day funds no later than 3:00 p.m., New York City time, on such Advance Date.

(b) Lender’s Commitment. Notwithstanding anything contained elsewhere in this Agreement to the contrary, no Lender shall be obligated to provide the Borrower with funds in connection with an Advance in an amount that would result in the portion of the Advances then funded by it exceeding its Commitment then in effect. The obligation of each Lender to remit any Advance shall be several from that of the other Lenders, and the failure of any to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder.

(c) Unfunded Commitment Provisions. Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) any acceleration of the maturity of Advances pursuant to Section 13.2 and (ii) the end of the Revolving Period, the Borrower shall request an Advance in the amount of the Aggregate Unfunded Amount minus the amount already on deposit in the Unfunded Exposure Account. Following receipt of such Advance Request, the Lenders shall fund such requested amount by transferring such amount directly to the Administrative Agent, which shall pay such amounts to the Collateral Agent to be deposited into the Unfunded Exposure Account, notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 6.2).

(d) Currency Commitment Provisions.

(i) Each Lender hereby agrees that (A) each Advance funded in AUDs shall be funded in its entirety by the AUD Lenders, (B) each Advance funded in CADs shall be funded in its entirety by the CAD Lenders, (~~B~~C) each Advance funded in Dollars shall be funded in its entirety by the Dollar Lenders, (~~C~~D) each Advance funded in Euros shall be funded in its entirety by the Euro Lenders and (~~D~~E) each Advance funded in GBPs shall be funded in its entirety by the GBP Lenders; provided that no Lender other than DBNY and its Affiliates shall be required to fund any Advances in any Eligible Currency (other than Dollars) in an amount greater than its Pro Rata Percentage of the Advances to be made in such Eligible Currency. On the date of each Advance, each Lender shall purchase and sell Advances in an aggregate amount such that, after giving effect to each such purchase, each Lender owns its Pro Rata Percentage of the Advances Outstanding.

(ii) On each FX Evaluation Date (or (I) with respect to any FX Evaluation Date specified in clause (e) of the definition thereof, on one Business Day after such FX Evaluation Date and (II) with respect to any FX Evaluation Date specified in clause (c) of the definition thereof, (A) if the Borrower or the Servicer has notified the Facility Agent of such

Event of Default and a grace period is applicable to such Event of Default, on the date of such notification and (B) if the Borrower or the Servicer has notified the Facility Agent of such Event of Default (X) on or before 10:00 a.m. (New York time) and no grace period is applicable to such Event of Default, on the date of such notification or (Y) after 10:00 a.m. (New York time) and no grace period is applicable to such Event of Default, on one Business Day after the date of such notification), (A) the Servicer shall calculate the Borrowing Base and deliver such calculation to the Administrative Agent, and (B) the Administrative Agent shall deliver in accordance with Section 17.3 to the Facility Agent, the Collateral Agent, the Servicer and each Lender such calculation of the Borrowing Base, together with each Pro Rata Percentage and the actual percentage of the Advances Outstanding owing to each Lender as of such FX Evaluation Date. If (x) there is on any FX Evaluation Date specified in clauses (a), (c), (d) or (e) of the definition thereof, any difference or (y) there is on any FX Evaluation Date specified in clause (b) of the definition thereof, a difference of 2.5% or more, in each case between any Lender’s actual percentage of the Advances Outstanding and such Lender’s Pro Rata Percentage, then on any date of reallocation under this Section 2.2(d)(ii) pursuant to the last sentence of this paragraph, (A) the Servicer shall calculate the Borrowing Base and deliver such calculation to the Administrative Agent and (B) the Administrative Agent shall deliver in accordance with Section 17.3 to the Facility Agent, the Collateral Agent, the Servicer and each Lender a notice in the form of Exhibit C-5 (each, an “FX Reallocation Notice”) directing each Lender (notwithstanding Section 6.2(a)(i)) to sell to, or purchase from, as applicable, the other Lenders’ Advances in an aggregate amount such that, after giving effect to each such purchase, each Lender owns its Pro Rata Percentage of the Advances Outstanding. Each Lender agrees to comply with the direction provided in the FX Reallocation Notice. Each such purchase and sale of Advances Outstanding shall occur on the second Business Day following delivery of the related FX Reallocation Notice (or, if the related FX Reallocation Notice is delivered to any Lender after 4:00 p.m., London time, on the third Business Day following delivery of such FX Reallocation Notice).

(iii) Notwithstanding anything to the contrary herein, at no time shall (v) any AUD Lender have any obligation to fund any Advance in an Eligible Currency other than AUDs, (w) any CAD Lender have any obligation to fund any Advance in an Eligible Currency other than CADs, (x) any Dollar Lender have any obligation to fund any Advance in an Eligible Currency other than Dollars, (y) any ~~Dollar~~Euro Lender have any obligation to fund any Advance in an Eligible Currency other than Euros or (z) any GBP Lender have any obligation to fund any Advance in an Eligible Currency other than GBPs.

Section 2.3 Notes. The Borrower shall, upon request of any Lender, on or after such Lender becomes a party hereto (whether on the Effective Date or by assignment or otherwise), execute and deliver a Note evidencing the Advances of such Lender. Each such Note shall be payable to a Lender in a face amount equal to the applicable Lender’s Commitment as of the Effective Date or the effective date on which such Lender becomes a party hereto, as applicable. The Borrower hereby irrevocably authorizes each Lender make (or cause to be made) appropriate notations on the grid attached to the Note payable to such Lender (or on any continuation of such grid, or at the option of such Lender, in its records), which notations, if made, shall evidence, inter alia, the date of the outstanding principal of the Advances evidenced thereby and each payment of principal thereon. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; provided, that the failure to make any such notations shall not limit or otherwise affect any of the Obligations or any payment thereon.

Section 2.4 Repayment and Prepayments. (a) The Borrower shall repay the ~~amount of the~~ Advances ~~Outstanding~~outstanding (i) on each Distribution Date to the extent required to be paid hereunder and funds are available therefor pursuant to Section 8.3 and (ii) in full on the Facility Termination Date.

(b) Prior to the Facility Termination Date, the Borrower may, from time to time, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Advance using Principal Collections on deposit in the Principal Collection Account or other funds available to the Borrower on such date; provided, that

(i) all such voluntary prepayments shall require prior written notice to the Administrative Agent (with a copy to the Facility Agent and the Collateral Agent) by 11:00 a.m. New York City time two (2) Business Days prior to such voluntary prepayment, which notice (herein called the “Prepayment Notice”) shall be in the form of Exhibit C-4 and shall include (among other things) the proposed date of such prepayment and the amount and allocation of such prepayment;

(ii) each such voluntary partial prepayment shall be in a minimum amount of $100,000, ~~$~~100,000 AUD, 100,000 CAD, 100,000 Euros or 100,000 GBP, as applicable;

(iii) each prepayment shall be applied on the Business Day received by the Administrative Agent if received by 3:00 p.m., New York City time, on such day as Amount Available constituting Principal Collections pursuant to Section 8.3(a) as if (x) the date of such prepayment were a Distribution Date and (y) such prepayment occurred during the Collection Period to which such Distribution Date relates; provided that the Servicer shall direct the Administrative Agent, with notice to the Facility Agent, as to the pro rata distribution to each Lender and

(iv) each prepayment shall be made in the currency in which the Advance being prepaid is denominated.

Each such prepayment shall be subject to the payment of any amounts required by Section 2.5(b) (if any) resulting from a prepayment or payment.

Section 2.5 Permanent Reduction of Facility Amount. (a) The Borrower may at any time upon five Business Days’ prior written notice to the Facility Agent (with a copy to the Collateral Agent) and the Administrative Agent (which shall provide a copy of such notice to each Lender)), (x) after the Revolving Period, permanently reduce the Facility Amount (i) in whole or in part upon payment in full (in accordance with Section 2.4) of the aggregate outstanding principal amount of all Advances or (ii) in part by any pro rata amount that the Facility Amount exceeds the aggregate outstanding principal amount of all Advances (after giving effect to any concurrent prepayment thereof) or (y) in connection with ~~the~~a CLO Takeout, permanently reduce the Facility Amount ~~by up to $150,000,000~~ (and the Target Portfolio Amount shall be reduced proportionally with such reduction in the Facility Amount); provided that no such reduction shall reduce the Facility Amount below the aggregate outstanding principal amount of all Advances. In connection with any permanent reduction of the Facility Amount under this Section 2.5(a), the Commitment of each Lender shall automatically, and without any further action by any party, be reduced pro rata with all other Lenders such that the sum of all Commitments will equal the newly reduced Facility Amount.

(b) As a condition precedent to any permanent reduction of the Facility Amount pursuant to Section 2.5(a), the Borrower (or the Servicer on its behalf) shall instruct the Collateral Agent ~~shall~~to promptly distribute to the Lenders the amount of any applicable Prepayment Fee paid by the Borrower, which amount has been allocated among the Lenders in accordance with the Lenders’ respective Pro Rata Percentages (determined, for this purpose, without regard to the proviso to the definition thereof). Notwithstanding anything to the contrary herein, no Prepayment Fee shall be due in respect of any prepayment or permanent reduction of the Facility Amount occurring (i) during the continuation of a Non-Approval Event, (ii) following acceleration of the Obligations pursuant to Section 13.2 or (iii) in connection with a proposed restructuring as set forth in the ~~last~~next-to-last paragraph of Section 17.2(a) or (iv) as a result of the Exempted CLO Takeout.

Section 2.6 Extension of Revolving Period. The Borrower may, at any time after the nine-month anniversary of the Effective Date and prior to the date that is 20 Business Days prior to the last date of the Revolving Period, deliver a written notice to the Facility Agent (with a copy to the Collateral Agent and the Administrative Agent (which shall provide a copy of such notice to each Lender)) requesting an extension of the Revolving Period. The Revolving Period may be extended to a date mutually agreed upon by all Lenders, the Borrower and the Facility Agent.

Section 2.7 Calculation of Discount Factor.

(a) In connection with the purchase of each Collateral Obligation and prior to such Collateral Obligation being purchased by the Borrower and included in the Collateral, the Facility Agent will assign (in its sole discretion) a Discount Factor for such Collateral Obligation, which Discount Factor shall remain effective for such Collateral Obligation except as provided in clause (b) below.

(b) If a Revaluation Event (other than a Specified Revaluation Event) occurs with respect to any Collateral Obligation, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent, in its sole discretion; provided that in the event of a Revaluation Event pursuant to clause (k) of the definition thereof, then (x) if such Collateral Obligation was sold at a price (as a percentage of par) greater than 60%, the Discount Factor of such Collateral Obligation, if decreased by the Facility Agent, may only be decreased such that the Discount Factor is no less than the price (as a percentage of par) at which the relevant portion of such Collateral Obligation was sold and (y) if such Collateral Obligation was sold or disposed of at a price (as a percentage of par) less than or equal 60%, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent in its sole discretion. If a Specified Revaluation Event occurs with respect to any Collateral Obligation, then (i) the Discount Factor of such Collateral Obligation may be amended by the Facility Agent, in its sole discretion and (ii) ninety (90) days after the occurrence of such Revaluation Event, the

Discount Factor of such Collateral Obligation will automatically be reduced to zero unless such Collateral Obligation has been modified and such modification has been approved by the Facility Agent in its sole discretion. The Facility Agent will provide written notice of the revised Discount Factor to the Borrower, the Servicer and the Collateral Agent. To the extent the Servicer has actual knowledge or has received notice of any Revaluation Event with respect to any Collateral Obligation, the Servicer shall give prompt notice thereof ~~to the Facility Agent (with a copy to the Collateral Agent~~) (but, in any event, not later than three (3) Business Days after it receives notice or gains actual knowledge thereof) to the Facility Agent (with a copy to the Collateral Agent).

Section 2.8 Increase in Facility Amount. (a) The Borrower may, with the prior written consent of the Facility Agent (which consent may be conditioned on one or more conditions precedent in its sole discretion), (i) increase the Commitment of the existing Lenders (pro rata) with the consent of each such Lender, (ii) add additional Lenders and/or (iii) increase the Commitment of any Lender with the consent of each such Lender, in each case which shall increase the Facility Amount by the amount of the Commitment of each such existing or additional Lender; provided, that after giving effect to the increase described above in ~~clause~~clauses (i), (ii) and (iii), in no event shall the aggregate Commitment exceed $500,000,000. If there is any increase in any Commitment ~~is increased pursuant to this Section 2.08~~, the Facility Agent shall promptly provide notice ~~of such increase~~ to the Administrative Agent (who shall forward a copy of such notice to each Lender and the Collateral Agent).

(b) Notwithstanding anything to the contrary in the foregoing Section 2.8(a), the Borrower may, with the prior written consent of the Facility Agent and at any time from time to time after the Twenty-Second Amendment Effective Date but before the date that is three (3) Business Days prior to the date that is ninety (90) days after the Twenty-Second Amendment Effective Date, deliver a written notice (an “Increase Notice”) to the Facility Agent, the Administrative Agent and the Collateral Agent (x) certifying that, as of the date of such Increase Notice, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in this Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day and (y) requesting an increase of the Commitment of DBNY, as Lender (the amount so requested being the “Commitment Increase Amount”); provided that such increase shall not cause the Commitment of DBNY to exceed an aggregate amount of $305,000,000; provided, further, that on the date of delivery of each Increase Notice, the Borrower shall deliver written notice to each Lender, the Administrative Agent and the Collateral Agent, in form and substance reasonably satisfactory to the Facility Agent, documenting the reallocation of Commitments in connection with such increase in the Facility Amount; provided, further, that no increase in the Commitment of DBNY pursuant to this Section 2.8(b) shall be allowed and this Section 2.8(b) shall have no further force and effect on and following the date that is ninety (90) days after the Twenty-Second Amendment Effective Date. DBNY hereby agrees that, subject only to the satisfaction of the conditions set forth in this Section 2.8(b), it shall increase its Commitment, effective on the third Business Day immediately following receipt of the related Increase Notice by the Facility Agent, the Administrative Agent and the Collateral Agent (such date, an “Increased Facility Date”) by an amount equal to the relevant Commitment Increase Amount. Such increase in DBNY’s Commitment shall be subject only to the payment of any fees due and payable as of the Increased Facility Date under any Fee Letter in connection with such increase. On each Increased Facility Date, (I) the Facility Amount shall be increased by the applicable Commitment Increase Amount, (II) Annex B shall be deemed amended to reflect such increase and (III) the Lenders shall purchase and sell Advances at par (and unpaid interest thereon accrued to the date of such purchase) among themselves such that, after giving effect thereto, the Advances Outstanding (and unpaid interest thereon accrued to the date of such purchase) owing to each Lender shall be equal to such Lender’s Pro Rata Percentage of the Advances Outstanding (and unpaid interest thereon accrued to the date of such purchase).

ARTICLE III

YIELD, UNDRAWN FEE, ETC.

Section 3.1 Yield and Undrawn Fee. (a) The Borrower hereby promises to pay, on the dates specified in Section 3.2, Yield on the outstanding amount of each Advance (or each portion thereof) for the period commencing on the applicable Advance Date until such Advance is paid in full. No provision of this Agreement or the Notes shall require the payment or permit the collection of Yield in excess of the maximum amount permitted by Applicable Law.

(b) The Borrower shall pay the accrued and unpaid Undrawn Fee on the dates specified in Section 3.2.

Section 3.2 Yield Distribution Dates. Accrued and unpaid Yield on each Advance (including any previously accrued and unpaid Yield), and accrued and unpaid Undrawn Fee (as applicable) shall be payable, without duplication:

(a) on the Facility Termination Date;

(b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance (but solely in respect of accrued and unpaid Yield on the principal of such Advance so paid or prepaid); and

(c) on each Distribution Date.

Section 3.3 Yield Calculation. Each Advance shall bear interest on each day during each Accrual Period at a rate per annum equal to the product of (a) the Interest Rate for such Accrual Period multiplied by (b) the outstanding amount of Advances on such day. All Yield shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Yield is payable over a year comprised of (x) with respect to Dollar Advances and Euro Advances, 360 days, provided that the Yield for any Note accruing interest at the Alternate Base Rate shall be computed on the basis of the actual number of days elapsed over a year comprised of 365 or 366 days, as applicable, and (y) with respect to Advances for any Eligible Currency other than Dollars or Euros, 365 days.

Section 3.4 Computation of Yield, Fees, Etc. The Administrative Agent shall (unless it has been notified otherwise by any Lender) determine the applicable Yield and all Fees to be paid by the Borrower on each Distribution Date for the related Accrual Period and shall advise each Lender, the Facility Agent, the Servicer and the Collateral Agent and the Borrower thereof in writing no later than eight (8) Business Days immediately prior to such Distribution Date. Such reporting may also include an accounting of any amounts due and payable pursuant to Sections 4.3 and 5.1.

ARTICLE IV

PAYMENTS; TAXES

Section 4.1 Making of Payments. Subject to, and in accordance with, the provisions hereof and Section 2.4 or Section 8.3(a), as applicable, all payments of principal of or Yield on the Advances and other amounts due to the Lenders shall be made pursuant to Section 8.3(a) no later than 3:00 p.m., New York City time, on the day when due in the applicable Eligible Currency in immediately available funds. Payments received by any Lender after 3:00 p.m., New York City time, on any day will be deemed to have been received by such Lender on the next following Business Day. Payments in reduction of the principal amount of the Advances shall be allocated and applied to Lenders pro rata based on their respective portions of such Advances, or in any such case in such other proportions as each affected Lender may agree upon in writing from time to time with each affected Lender and the Borrower. Payments of Yield and Undrawn Fee shall be allocated and applied to Lenders pro rata based upon the respective amounts of such Yield and Undrawn Fee due and payable to them.

Section 4.2 Due Date Extension. If any payment of principal or Yield with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Yield shall accrue and be payable for the period of such extension at the rate applicable to such Advance.

Section 4.3 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 4.3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Official Body in accordance with Applicable Law, or at the option of the Facility Agent timely reimburse it for the payment of, any Other Taxes.

(c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate describing in reasonable detail the calculation of such Indemnified Tax and as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Facility Agent and the Collateral Agent), or by the Facility Agent on its own behalf or on behalf of a ~~Lender~~Recipient, shall be conclusive absent manifest error.

(d) Indemnification by the Lenders. Each Lender shall severally indemnify the Facility Agent and the Administrative Agent, as applicable, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Facility Agent or Administrative Agent, for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 15.9 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Facility Agent or the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Facility Agent or the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Facility Agent or the Administrative Agent, as applicable, to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the Facility Agent or the Administrative Agent to the Lender from any other source against any amount due to the Facility Agent or the Administrative Agent, as applicable, under this Section 4.3(d).

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to an Official Body pursuant to this Section 4.3, the Borrower shall deliver to the Facility Agent, with a copy to the Administrative Agent, the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Facility Agent.

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Collateral Agent, the Administrative Agent and the Facility Agent, at the time or times reasonably requested by the Borrower, the Collateral Agent, the Administrative Agent or the Facility Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Collateral Agent, the ~~Facility Agent or the~~ Administrative Agent or the Facility Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower, the Collateral Agent, the Administrative Agent or the Facility Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower, the behalf of the Borrower) shall have retained or shall have caused the Obligor to retain an Approved Valuation Firm to calculate the Appraised Value of (A) with respect to any such Collateral Obligation that has intellectual property, equipment or real property, as the case may be, in its borrowing base, and any single-purpose real estate based loan, the collateral securing such Collateral Obligation within twelve (12) months prior to the acquisition of such Collateral Obligation and inclusion into the Collateral and (B) with respect to all other Asset Based Obligations, the collateral securing such Collateral Obligation within six (6) months prior to the acquisition of such Collateral Obligation and inclusion into the Collateral. The Servicer shall report the Approved Valuation Firm, appraisal metric and Appraised Value for such Collateral Obligation to the Facility Agent in the Advance Request related to such Collateral Obligation (with a copy to the Collateral Agent)~~.~~; and

(j) Borrowing Base Model. The Borrower or the Servicer have delivered the Borrowing Base model, in Excel spreadsheet format, to the Facility Agent in connection with such Advance Request.

Section 6.3 Transfer of Collateral Obligations and Permitted Investments. (a) The Collateral Agent shall hold all Certificated Securities (whether Collateral Obligations or Permitted Investments) and the Collateral Custodian shall hold all Instruments, in each case as delivered to it in physical form at the Corporate Trust Office.

(b) On the Effective Date (with respect to each Collateral Obligation and Permitted Investment owned by the Borrower on such date) and each time that the Borrower or the Servicer shall direct or cause the acquisition of any Collateral Obligation or Permitted Investment, the Borrower or the Servicer shall, if such Permitted Investment or, in the case of a Collateral Obligation, the related promissory note or assignment documentation has not already been delivered to the Collateral Custodian in accordance with the requirements set forth in Section 18.3(a), cause the delivery of such Permitted Investment or, in the case of a Collateral Obligation, the related promissory note or assignment documentation in accordance with the requirements set forth in Section 18.3(a) to the Collateral Custodian on behalf of the Collateral Agent and for credit by the Collateral Agent to the Collection Account in accordance with (and to the extent required by) the terms of this Agreement and the Account Control Agreement.

(c) The Borrower or the Servicer shall cause all Collateral Obligations or Permitted Investments acquired by the Borrower to be transferred to the Collateral Custodian for credit by it to the Collection Account (to the extent required by the Account Control Agreement), and shall cause all Collateral Obligations and Permitted Investments acquired by the Borrower to be delivered to the Collateral Custodian by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Collateral Agent a valid security interest in each Collateral Obligation and Permitted Investment (in each case, whether now existing or hereafter acquired), which security interest shall be senior (subject to Permitted Liens) to that of any other creditor of the Borrower):

(i) in the case of an Instrument or a Certificated Security in registered form by having it Indorsed to the Collateral Custodian or in blank by an effective Indorsement or registered in the name of the Collateral Custodian and by (A) delivering such Instrument or

(a) The Servicer shall attempt to recover Collections from time to time, all in accordance with (i) Applicable Law, (ii) the applicable Collateral Obligation and its Underlying Instruments and (iii) the Servicing Standard. The Borrower hereby appoints the Servicer, from time to time designated pursuant to Section 7.1, as agent for itself and in its name to enforce and administer its rights and interests in the Collections and the related Collateral Obligations.

(b) The Servicer shall administer the Collections in accordance with the procedures described herein. The Servicer shall (i) instruct all Obligors (and related agents) to deposit Collections directly into the Collection Account, (ii) deposit all Collections received directly by it into the Collection Account within two (2) Business Days after receipt thereof and (iii) cause the Equityholder and each administrative agent that is Affiliated with it to deposit all Collections received directly by the Equityholder or Affiliate into the Collection Account within two (2) Business Days after receipt thereof. The Servicer shall identify all Collections as either Principal Collections or Interest Collections, as applicable. The Servicer shall make such deposits or payments by electronic funds transfer through the Automated Clearing House system, or by wire transfer. The Servicer may, no later than any Determination Date for a Distribution Date (or as promptly as possible after such Determination Date), instruct the Collateral Agent to convert funds on deposit in the Collection Account into any Eligible Currency using the Applicable Conversion Rate if, after giving effect to such exchange, (i) the ~~Borrower is in compliance with~~Advances Outstanding do not exceed the Borrowing Base, (ii) the ~~Maximum Availability and~~Foreign Currency Advance Amount shall not exceed the Foreign Currency Sublimit and (~~ii~~iii) the Borrower will have sufficient amounts in the Eligible Currency being converted to pay all amounts payable (calculated on a pro forma basis) in such Eligible Currency on such Distribution Date. Such requirements shall be deemed satisfied upon delivery of instructions in respect thereof from the Servicer to the Collateral Agent.

(c) The Servicer shall maintain for the Borrower and the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Collections not previously delivered to the Collateral Agent and shall, as soon as reasonably practicable upon demand of the Facility Agent, make available, or, upon the Facility Agent’s demand following the occurrence and during the continuation of an Event of Default, deliver to the Facility Agent (with copies to the Collateral Agent) copies of all Records in its possession which evidence or relate to the Collections.

(d) The Servicer shall, as soon as practicable following receipt thereof, turn over to the applicable Person any cash collections or other cash proceeds received with respect to each Collateral Obligation that do not constitute Collections or were paid in connection with a Retained Interest.

(e) On each Measurement Date, the Servicer (on behalf of the Borrower) shall re-determine the status of each Eligible Collateral Obligation as of such date and provide notice of any change in the status of any Eligible Collateral Obligation to the Collateral Agent and, as a consequence thereof, Collateral Obligations that were previously Eligible Collateral good standing and preserve its rights and franchises in each jurisdiction in which the failure to so qualify and remain qualified and preserve its rights and franchises would reasonably be expected to have a Material Adverse Effect; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder or under its organizational documents; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations except where the failure to maintain, preserve and protect such licenses, permits, charters and registrations would not reasonably be expected to have a Material Adverse Effect.

(c) Books and Records. The Servicer shall (i) keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of the Servicer in accordance with GAAP and (ii) on behalf of the Borrower, maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Collateral Obligations.

(d) Payment, Performance and Discharge of Obligations. The Servicer shall pay, perform and discharge or cause to be paid, performed and discharged promptly all Charges payable by it except where the failure to so pay, discharge or otherwise satisfy such obligation would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

(e) CLO Takeout. ~~The Servicer shall provide~~Not later than five Business Days~~’~~ prior to the closing date of any CLO Takeout, the Servicer shall provide written notice (which may be in the form of an e-mail) to the Facility Agent (with a copy to the Collateral Agent) of the Collateral Obligations to be included in ~~the~~any CLO Takeout, and shall update such list as necessary between such date and the date of ~~such~~any CLO Takeout.

(f) Compliance with Servicing Standard. The Servicer shall, at its expense, comply with the Servicing Standard with respect to all Collateral Obligations.

(g) Maintain Records of Collateral Obligations. The Servicer shall, at its own cost and expense, maintain on behalf of the Borrower reasonably satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. With respect to any Collateral Obligation transferred from the Equityholder the Borrower, the Equityholder shall cause its accounting records (including records maintained by or on behalf of the Equityholder in an electronic format) to reflect that the Borrower is the sole legal and beneficial owner of such Collateral Obligation and that such Collateral Obligation has been pledged by the Borrower and to the Collateral Agent.

(h) Liens. The Servicer shall not create, incur, assume or permit to exist any Lien on or with respect to any of its rights under any of the Transaction Documents or Collateral.

(i) Mergers. The Servicer shall not directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or

(l) Obligor Reports. The Servicer shall furnish to the Facility Agent (with copies to the Collateral Agent), with respect to each Obligor:

(i) within 10 Business Days after the completion of the Servicer’s portfolio review of such Obligor (which, for any individual Obligor, shall occur no less frequently than quarterly) (i) any financial reporting packages with respect to such Obligor and with respect to each Collateral Obligation for each Obligor (including any attached or included information, statements and calculations) received by the Borrower and/or the Servicer as of the date of the Servicer’s most recent portfolio review and (ii) the internal monitoring report prepared by the Servicer with respect to each Obligor. In no case, however, shall the Servicer be obligated hereunder to deliver such Obligor reports to the Facility Agent more than once per calendar month. Upon demand by the Facility Agent, the Servicer will provide such other information as the Facility Agent may request in connection with the EU Securitization Rules or may otherwise reasonably request with respect to any Collateral Obligation or Obligor (to the extent available to the Servicer; and

(ii) within 10 Business Days after each one-year anniversary of the date on which the related Collateral Obligation was acquired by the Borrower, updated Obligor Information for such Obligor.

(m) Reserved.

(n) Commingling. The Servicer shall not, and shall not permit any of its Affiliates to, deposit or permit the deposit of any funds that do not constitute Collections or other proceeds of any Collateral Obligations into the Collection Account.

(o) Additional Creditors. If the Equityholder (or (i) any Subsidiary of the Equityholder (other than the Borrower) or (ii) special purpose entity formed after the Effective Date owned or sponsored in whole or in part by the Equityholder) finances any assets constituting a portion of the same underlying debt obligation as any Collateral Obligations with any Person other than Deutsche Bank AG (or any Affiliate or Subsidiary thereof) (such facility, an “Incremental Facility”), then the Servicer will (or will cause), at the request of the Facility Agent in its sole discretion, the execution of an intercreditor agreement in substantially the form attached hereto as Exhibit I (or in another form with substance reasonably satisfactory to the Facility Agent).

(p) Limited Liability Company Formalities. The Equityholder will adhere to the limited liability company formalities of the Borrower in all transfers of assets and other transactions between the Equityholder and the Borrower. In general, the Equityholder ~~observes~~will observe the appropriate limited liability company formalities of the Borrower under Applicable Law.

(q) Indebtedness. The Servicer shall not create, incur, assume or suffer to exist any Indebtedness of the Servicer except for (i) Indebtedness incurred in the ordinary course of business in an aggregate principal amount at any time outstanding not to exceed $2,500,000, (ii) Indebtedness under the CLO Securities and (iii) other Indebtedness owing to one or more of the members of the Silver Point Group in an aggregate principal amount at any

Collateral Obligations and Records in conjunction with such review, subject to the limits set forth in Section 7.9(d).

(c) Nothing in this Section 7.9 shall derogate from the obligation of the Borrower and the Servicer to observe any Applicable Law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as a result of such obligation shall not constitute a breach of this Section 7.9.

(d) The Servicer shall bear the costs and expenses of all audits and inspections permitted by this Section 7.9 as well as Section 18.6.

Section 7.10 Optional Sales. (a) The Borrower shall have the right to sell all or a portion of the Collateral Obligations (each, an “Optional Sale”), subject to the following terms and conditions:

(i) immediately after giving effect to such Optional Sale:

(A) each Collateral Quality Test is satisfied (or, with respect to any Collateral Quality Test that was not satisfied immediately prior to such Optional Sale, the extent of compliance with such Collateral Quality Test will be improved);

(B) the Minimum Diversification Condition is satisfied;

(C) (1) the Advances Outstanding do not exceed the Borrowing Base ~~is greater than or equal to the Advances Outstanding~~ and (2) the Foreign Currency Advance Amount shall not exceed the Foreign Currency Sublimit;

(D) no Event of Default or Unmatured Event of Default shall have occurred and be continuing; and

(E) the quotient of (1) the Aggregate Eligible Collateral Obligation Amount of all Collateral Obligations sold by the Borrower during the then-current calendar year divided by (2) the Highest Eligible Collateral Obligation Amount for such calendar year does not exceed (a) if such Optional Sale occurs in 2020, the sum of (x) 40% and (y) if any, the lesser of (i) 20% and (ii) the quotient of (I) the Aggregate Eligible Collateral Obligation Amount of all Collateral Obligations sold under a one-time Optional Sale of the Collateral Obligations to another Subsidiary of the Equityholder that is or will become party to the Incremental Facility divided by (II) the Highest Eligible Collateral Obligation Amount for such calendar year or (b) otherwise, 40%; provided that (A) on the Twelfth Amendment Effective Date, this sub-clause (E) shall be deemed to be reset to zero and be calculated from the Twelfth Amendment Effective Date until December 31, 2020 and (B) on January 1, 2021, this sub-clause (E) shall be deemed to be reset to zero and be calculated for each succeeding calendar year; provided, further, that notwithstanding anything in the foregoing, this sub-clause (E) shall not apply to an Optional Sale of any Broadly Syndicated First Lien Loan made on and after the Twentieth Amendment Effective Date and prior to the nine-month anniversary of the Twentieth Amendment Effective Date; provided, further, that notwithstanding anything in the foregoing, this sub-clause (E) shall not apply to an Optional Sale made under and in accordance with Section 7.10(a)(v);

(ii) at least one (1) Business Day prior to the date of any Optional Sale, the Servicer, on behalf of the Borrower, shall give the Facility Agent, the Collateral Custodian and the Collateral Agent written notice of such Optional Sale, which notice shall identify the related Collateral subject to such Optional Sale and the expected proceeds from such Optional Sale and include (x) an Officer’s Certificate computed as of the date of such request and after giving effect to such Optional Sale, demonstrating that the Borrowing Base is greater than or equal to the Advances Outstanding and (y) a certificate of the Servicer substantially in the form of Exhibit F-3 requesting the release of the related Collateral Obligation File in connection with such Optional Sale;

(iii) such Optional Sale shall be made by the Servicer, on behalf of the Borrower (A) in accordance with the Servicing Standard, (B) reflecting arm’s length market terms and (C) in a transaction in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party (other than those which are customarily made or provided in connection with the sale of assets of such type);

(iv) (1) if, after the end of the Revolving Period, such Optional Sale is of an asset deemed ineligible under clause (y) of the definition of Eligible Collateral Obligation, the Facility Agent has given its prior written consent or (2) if such Optional Sale is to an Affiliate of the Borrower, the Equityholder or the Servicer, either (A) the Facility Agent has given its prior written consent or (B) such Optional Sale is completed at a price at least equal to (x) if (I) the Revolving Period has not ended, (II) no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (III) each Collateral Quality Test (or, with respect to any Collateral Quality Test that was not satisfied immediately prior to such Optional Sale, the extent of compliance with such Collateral Quality Test will be improved) and the Minimum Equity Test is satisfied, the lower of (X) par and (Y) the applicable Discount Factor multiplied by par (and if the applicable Discount Factor is zero, then the minimum Optional Sale price shall be zero) or (y) otherwise at least the Purchase Price of such Collateral Obligation as of the date thereof by the Borrower; provided that, notwithstanding anything in ~~the foregoing~~this clause (iv), if ~~the~~a CLO Takeout occurs during the Revolving Period, the sale price of each Collateral Obligation that is subject to an Optional Sale pursuant to Section 7.10(a)(v) shall be as set forth in clause (C) thereof;

(v) if such Optional Sale is made in connection with ~~the~~a CLO Takeout:

(A) such sale may be in the form of a grant by the Borrower to the CLO Issuer of participation interest in one or more Collateral Obligations, provided that such participation interest shall be elevated to an assignment of record by no later than forty-five (45) calendar days after such grant;

(B) the effective date of such Optional Sale shall occur no later than ~~the~~such CLO Takeout; and

(C) the sale price of each Collateral Obligation that is subject to such Optional Sale shall be determined based upon prices reported on one or more recognized, independent pricing services or, in the absence of such prices, based upon prices determined by an independent valuation firm; and

(vi) on the date of such Optional Sale, all proceeds from such Optional Sale (x) will be deposited directly into the Collection Account and (y) with respect to any sold Collateral Obligation, will be in the same Eligible Currency as such Collateral Obligation.

(b) In connection with any Optional Sale, concurrently with the deposit of all proceeds from such Optional Sale into the Collection Account, the Collateral Agent shall be deemed to release and transfer to the Borrower without recourse, representation or warranty all of the right, title and interest of the Collateral Agent for the benefit of the Secured Parties in, to and under such Collateral Obligation(s) and related Collateral subject to such Optional Sale and such portion of the Collateral so transferred shall be released from the Lien of this Agreement.

(c) In connection with any Optional Sale, the Collateral Agent shall, at the sole expense of the Borrower, execute such instruments of release with respect to the portion of the Collateral subject to such Optional Sale to the Borrower, in recordable form if necessary, as the Borrower may reasonably request.

Section 7.11 Repurchase or Substitution of Warranty Collateral Obligations. In the event of a breach of Section 9.5, Section 9.13 or Section 9.26 or of a material breach of any other representation, warranty, undertaking or covenant set forth in Section 7.4(k), Article IX, Article X, Section 18.3 or Section 18.5(b) with respect to a Collateral Obligation (or the Related Security and other related collateral constituting part of the Collateral related to such Collateral Obligation) (each such Collateral Obligation, a “Warranty Collateral Obligation”), no later than 30 days after the earlier of (x) knowledge of such breach on the part of the Equityholder or the Servicer and (y) receipt by the Equityholder or the Servicer of written notice thereof given by the Facility Agent, the Borrower shall either (a) repay Advances outstanding in the applicable Eligible Currency in an amount equal to the aggregate Repurchase Amount of such Warranty Collateral Obligation(s) to which such breach relates on the terms and conditions set forth below or (b) substitute for such Warranty Collateral Obligation one or more Eligible Collateral Obligations with an aggregate Collateral Obligation Amount at least equal to the Repurchase Amount of the Warranty Collateral Obligation(s) being replaced; provided, that no such repayment or substitution shall be required to be made with respect to any Warranty Collateral Obligation (and such Collateral Obligation shall cease to be a Warranty Collateral Obligation) if, on or before the expiration of such 30 day period, the representations and warranties in Article IX with respect to such Warranty Collateral Obligation shall be made true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all respects) with respect to such Warranty Collateral Obligation as if

(K) ELEVENTH, to the extent not previously paid pursuant to Section 8.3(a)(i)(B) above~~,~~ and pro rata based on amounts owed to such Persons, (1) to the Collateral Agent and the Collateral Custodian, any Collateral Agent Fees and Expenses and Collateral Custodian Fees and Expenses due to the Collateral Agent and the Collateral Custodian and (2) to the Administrative Agent, any Administrative Agent Fees and Expenses due to the Administrative Agent;

(L) TWELFTH, to pay any other amounts due from the Borrower under this Agreement and the other Transaction Documents and not previously paid pursuant to this Section 8.3(a)(i)(A);

(M) THIRTEENTH, to pay any other amounts due and payable by the Borrower or otherwise under this Agreement and the other Transaction Documents and not previously paid pursuant to this Section 8.3(a);

(N) FOURTEENTH, during the Revolving Period, (x) during an Unmatured Event of Default, to remain in the Interest Collection Account as Interest Collections or (y) otherwise, at the election of the Borrower (or the Servicer on its behalf), the remaining Amount Available constituting Interest Collections to (1) the Borrower for distribution to the Equityholder or (2) the Principal Collection Account for reinvestment in Collateral Obligations; and

(O) FIFTEENTH, after the Revolving Period, (x) during an Unmatured Event of Default, to remain in the Interest Collection Account as Interest Collections or (y) otherwise, the remaining Amount Available~~,~~ to the Borrower for distribution to the Equityholder.

(ii) From the Principal Collection Account, the Amount Available constituting Principal Collections for such Distribution Date in the following order of priority:

(A) FIRST, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clauses (A) through (E), in that order, but, in each case, only to the extent not paid in full thereunder;

(B) SECOND, after the end of the Revolving Period and to the extent not paid pursuant to Section 8.3(a)(i)(F), to the Administrative Agent for onward distribution to the Lenders pro rata to repay the Advances Outstanding;

(C) THIRD, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clauses (G) and (H) of such Section 8.3(a)(i) but, in each case, only to the extent not paid in full thereunder;

(D) FOURTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (I) of such Section 8.3(a)(i) but, in each case, only to the extent not paid in full thereunder;

(E) FIFTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (J) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder;

(F) SIXTH, (i) to the extent not previously paid pursuant to Section 8.3(a)(i)(B), to the Collateral Agent, the Securities Intermediary and the Collateral Custodian, any costs and expenses due to the Collateral Agent, the Securities Intermediary and the Collateral Custodian and (ii) to the extent not previously paid pursuant to Section 8.3(a)(i)(K) and pro rata based on amounts owed to such Persons, (1) to the Collateral Agent, the Securities Intermediary and the Collateral Custodian, any costs and expenses due to the Collateral Agent, the Securities Intermediary and the Collateral Custodian and (2) to the Administrative Agent, any costs and expenses due to the Administrative Agent under the Transaction Documents (in each case other than Increased Costs and Indemnified Amounts);

(G) SEVENTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (L) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder;

(H) EIGHTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (M) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder;

(I) NINTH, during the Revolving Period, at the election of the Borrower (or the Servicer on its behalf), (1) to the Collateral Agent for payment to the Borrower for distribution to the Equityholder or (2) to remain in the Principal Collection Account as Principal Collections; and

(J) TENTH, after the end of the Revolving Period, the remaining Amount Available to the Borrower for distribution to the Equityholder.

(b) During the Revolving Period, the Borrower may withdraw from the Collection Account any Principal Collections and apply such Principal Collections to (A) prepay the Advances Outstanding in accordance with Section 2.4 or (B) acquire additional Collateral Obligations (each such reinvestment of Principal Collections, a “Reinvestment”), subject to the following conditions:

(i) the Borrower (or the Servicer on the Borrower’s behalf) shall have given written notice to the Collateral Agent and the Facility Agent of the proposed Reinvestment at or prior to 3:00 p.m., New York City time, one Business Day prior to the proposed date of such Reinvestment (the “Reinvestment Date”). Such notice (the “Reinvestment Request”) shall be in the form of Exhibit C-2 and shall include (among other things) the proposed Reinvestment Date, the amount of such proposed Reinvestment and a Schedule of Collateral Obligations setting forth the information required therein with respect to the Collateral Obligations to be acquired by the Borrower on the Reinvestment Date (if applicable);

(ii) each condition precedent set forth in Section 6.2 shall be satisfied;

(iii) upon the written request of the Borrower (or the Servicer on the Borrower’s behalf) delivered to the Collateral Agent no later than 11:00 a.m. New York City time on the applicable Reinvestment Date, the Collateral Agent shall have provided to the Facility Agent by facsimile or e-mail (to be received no later than 1:30 p.m. New York City time on that same day) a statement reflecting the total amount on deposit on such day in the Collection Account; and

(iv) any Reinvestment Request given by the Borrower (or the Servicer on the Borrower’s behalf) pursuant to this Section 8.3(b), shall be irrevocable and binding on the Borrower.

Subject to the Collateral Agent’s receipt of an Officer’s Certificate of the Servicer as to the satisfaction of the conditions precedent set forth in Section 6.2 and this Section 8.3, the Collateral Agent will release funds from the Collection Account to the Borrower in an amount not to exceed the lesser of (A) the amount requested by the Borrower (or the Servicer on the Borrower’s behalf) and (B) the amount of Collections on deposit in the Collection Account.

(c) To the extent necessary to make payments in any Eligible Currency pursuant to Section 8.3(a), the Servicer agrees to provide written instruction to the Collateral Agent, on the Determination Date immediately preceding each Distribution Date, to convert amounts on deposit in the applicable Collection Account into any Eligible Currency (pro rata based on available amounts from each other Eligible Currency, unless otherwise directed in writing by the Servicer) using the Applicable Conversion Rate. All risk and expense incident to such conversion is the responsibility of the Borrower and the Collateral Agent shall have (x) no responsibility for fluctuations in exchange rates affecting any Collections or conversion thereof and (y) to the extent it complies with the instructions provided by the Servicer, no liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.

(d) At any time, the Borrower may withdraw from the Principal Collection Account the proceeds of any Advance on deposit therein as may be needed to settle any pending acquisition of an Eligible Collateral Obligation.

Section 8.4 Fees. The Borrower shall pay the Undrawn Fee, the Make-Whole Fee, the Prepayment Fee and any other fees (collectively, “Fees”) in the amounts and on the dates set forth herein or in one or more fee letter agreements, dated the date hereof (or dated the date any Lender becomes a party hereto pursuant to an assignment or otherwise), signed by the Borrower, such Lender and the Facility Agent (as any such fee letter agreement may be amended, restated, supplemented or otherwise modified from time to time, a “Fee Letter”).

Section 8.5 Monthly Report. The Collateral Agent shall prepare (based on information provided to it by the Servicer, the Facility Agent and the Lenders as set forth herein) a Monthly Report in the form of Exhibit D determined as of the close of business on each Determination Date and make available such Monthly Report to the Facility Agent, the Administrative Agent and each Lender, the Borrower and the Servicer on each Reporting Date

Obligation) pursuant to this Agreement or the Sale Agreement, the Borrower shall be the lawful owner of, and have good title to, such Collateral Obligation and all assets relating thereto, free and clear of any Adverse Claim. All such assets are transferred to the Borrower without recourse to the Equityholder except as described in the Sale Agreement and the Master Participation Agreement. The purchases of such assets by the Borrower constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower constitute valid and true transfers for consideration, each enforceable against creditors of the Equityholder, and no such assets shall constitute property of the Equityholder.

Section 9.29 EEA Financial Institution. The Borrower is not an EEA Financial Institution.

Section 9.30 Anti-Terrorism, Anti-Money Laundering. (a) None of the Borrower nor, to the knowledge of the Borrower, any officer, employee or director acting on behalf of the Borrower, (i) is (A) organized or a resident in a comprehensively sanctioned country or territory, an organization, person or entity named on any sanctions list administered or imposed by the U.S. Government including, without limitation, the Office of Foreign Asset Control (“OFAC”) list, or any other list maintained for the purposes of sanctions enforcement by any of the United Nations, the European Union, His Majesty’s Treasury in the UK, Germany, Canada or Australia, (collectively, “Sanctions”), including but not limited to Belarus, Cuba, Iran, North Korea, Russia, Syria, Venezuela (government only) and the non-government-controlled areas of Ukraine being the Crimea, Donetsk, Luhansk, Kherson and Zaporizhzhia regions (the “Sanctioned Countries”); (B) a Person that resides or is organized in any of the Sanctioned Countries or in any jurisdiction or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction or any Sanctioned Countries; or (C) owned 50% or more or otherwise controlled, directly or indirectly by, or acting on behalf of, one or more Person defined in either of the preceding clauses (A) or (B) (along with Persons defined in clauses (A) and (B), collectively, a “Sanction Target”); (ii) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iii) is not designated, and is not an entity that is organized under the laws of a jurisdiction designated, by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. The Borrower is and, to the knowledge of the Borrower, each officer, employee or director acting on behalf of the Borrower is (and is taking no action which would result in any such Person not being) in compliance in all material respects with (a) all OFAC rules and regulations, (b) all United States of America, United Kingdom, United Nations, European Union, German, Canadian and Australian sanctions, embargos and trade restrictions that the Borrower and (c) the Anti-Money Laundering Laws. In addition, the described purpose (“trade related business activities”) does not include any kind of activities or business of or with any Person or in any country or territory that is subject to or the target of any sanctions administered by the U.S. Government, OFAC, the United Kingdom, the European Union, Germany, Canada, Australia or the United Nations Security Council (including the Sanctioned Countries) and does not involve commodities or services of a Sanctioned Country origin or shipped to, through or from a

ARTICLE X

COVENANTS

From the date hereof until the first day following the Facility Termination Date on which all Obligations shall have been finally and fully paid and performed (other than as expressly stated to survive the termination of this Agreement), the Borrower hereby covenants and agrees with the Lenders, the Administrative Agent and the Facility Agent that:

Section 10.1 Protection of Security Interest of the Secured Parties. (a) At or prior to the Effective Date, the Borrower shall have filed or caused to be filed a UCC-1 financing statement, naming the Borrower as debtor and the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the Collateral, with the office of the Secretary of State of the State of Delaware. From time to time thereafter, the Borrower shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by Applicable Law fully to preserve, maintain and protect the interest of the Collateral Agent in favor of the Secured Parties under this Agreement in the Collateral and in the proceeds thereof. The Borrower shall deliver (or cause to be delivered) to the Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Borrower fails to perform its obligations under this subsection, the Collateral Agent or the Facility Agent may (but shall have no obligation to) do so, in each case at the expense of the Borrower, however neither the Collateral Agent nor the Facility Agent shall have any liability in connection therewith.

(b) The Borrower shall not change its name, jurisdiction, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by or on behalf of the Borrower in accordance with subsection (a) above seriously misleading or change its jurisdiction of organization, unless the Borrower shall have given the Facility Agent, the Administrative Agent and the Collateral Agent at least 30 days’ prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements (and shall provide a copy of such amendments to the ~~Collateral~~Facility Agent, the Administrative Agent and the ~~Facility~~Collateral Agent together with an Officer’s Certificate to the effect that all appropriate amendments or other documents in respect of previously filed statements have been filed).

(c) The Borrower shall maintain its computer systems, if any, so that, from and after the time of the first Advance under this Agreement, the Borrower’s master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to the first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties. Indication of the Collateral Agent’s (for the benefit of the Secured Parties) security interest shall be deleted from or modified on the Borrower’s computer systems when, and only when, the Collateral in question shall have been paid in full, the security interest under this Agreement has been released in accordance with its terms, upon such Collateral Obligation becoming a Repurchased Collateral Obligation or Substituted Collateral Obligation, or otherwise as expressly permitted by this Agreement.

0.0 ABS prepayment speed (or such other ABS prepayment speed as may be approved in writing by the Facility Agent) and zero losses, and (3) shall have other terms and conditions and be represented by Hedging Agreements otherwise acceptable to the Facility Agent in its reasonable discretion.

(b) The Borrower shall (or shall cause the Equityholder to) direct any Hedge Counterparty to deposit (x) any variation margin transfer due under a Hedging Agreement in the Hedge Account and not any other account and (y) any other payment due under a Hedging Agreement in the Principal Collection Account and not any other account. In the event that any Hedge Counterparty defaults in its obligation to make a payment under one or more Hedging Agreements on any date on which payments are due pursuant to a Hedging Agreement, the Borrower shall (or shall cause the Equityholder to) make a demand no later than the Business Day following such default on such Hedge Counterparty, or any guarantor, if applicable, demanding payment under the applicable Hedging Agreement in accordance with the terms of such Hedging Agreement. The Borrower shall give notice to the Facility Agent, the Administrative Agent and the Collateral Agent upon the continuing failure by any Hedge Counterparty to perform its obligations during the two Business Days following such a demand on such Hedge Counterparty, and shall take (or cause the Equityholder to take) such action with respect to such continuing failure as may be directed by the Facility Agent.

(c) In the event that any Hedge Counterparty no longer maintains the ratings specified in the definition of “Hedge Counterparty,” then within 30 days after receiving notice of such decline in the creditworthiness of such Hedge Counterparty as determined by any Rating Agency, the Borrower shall (or shall cause the Equityholder to) provide the Hedge Counterparty notice of the potential termination event resulting from such downgrade and, if the Hedge Counterparty fails to cure such potential termination event within the time frame specified in the related Hedging Agreement, the Borrower shall (or shall cause the Equityholder to), at the written direction of the Facility Agent, (i) provided that a Replacement Hedging Agreement or Qualified Substitute Arrangement meeting the requirements of Section 10.6(d) has been obtained, (A) provide written notice to such Hedge Counterparty (with a copy to the ~~Collateral~~the Facility Agent, the Administrative Agent and the ~~Facility~~Collateral Agent) of its intention to terminate the applicable Hedging Agreement within the 30-day period following the expiration of the cure period set forth in the applicable Hedging Agreement and (B) terminate the applicable Hedging Agreement within such 30-day period, request the payment to it of all amounts due to the Borrower or the Equityholder, as applicable, under the applicable Hedging Agreement through the termination date and deposit any such amounts so received, on the day of receipt, to the Collection Account, or (ii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 10.6(c)) with the written consent (in its sole discretion) of the Facility Agent (a “Qualified Substitute Arrangement”); provided, that in the event at any time any alternative arrangement established pursuant to the above shall cease to be satisfactory to the Facility Agent, then the provisions of this Section 10.6(c), shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Borrower receives notice of such cessation or termination, as the case may be.

(d) Unless an alternative arrangement pursuant to Section 10.6(c) is being established, the Borrower shall use its best efforts to obtain (or cause the Equityholder to obtain) a Replacement Hedging Agreement or Qualified Substitute Arrangement meeting the requirements of this Section 10.6 during the 30-day period following the expiration of the cure period set forth in the applicable Hedging Agreement. The Borrower shall not (and shall not permit the Equityholder to) terminate any Hedging Agreement unless, prior to the expiration of such 30-day period, the Borrower delivers to the ~~Collateral~~Facility Agent, the Administrative Agent and the ~~Facility~~Collateral Agent (i) a Replacement Hedging Agreement or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel reasonably satisfactory to the Facility Agent as to the due authorization, execution and delivery and validity and enforceability of such Replacement Hedging Agreement or Qualified Substitute Arrangement, as the case may be, and (iii) evidence that the Facility Agent has consented in writing to the termination of the applicable Hedging Agreement and its replacement with such Replacement Hedging Agreement or Qualified Substitute Arrangement.

(e) The Servicer or the Borrower shall notify the Facility Agent and the Collateral Agent within five Business Days after a Responsible Officer of such Person shall obtain knowledge that the senior unsecured debt rating of a Hedge Counterparty has been withdrawn or reduced by any Rating Agency.

(f) The Borrower may at any time obtain a Replacement Hedging Agreement with the consent (in its sole discretion) of the Facility Agent.

(g) The Borrower shall not agree (or permit the Equityholder to agree) to any amendment to any Hedging Agreement without the consent (in its sole discretion) of the Facility Agent.

(h) The Borrower shall notify (and shall cause the Equityholder to notify) the Facility Agent, the Administrative Agent and the Collateral Agent after a Responsible Officer of the Borrower or the Equityholder, as applicable, shall obtain actual knowledge of the transfer by the related Hedge Counterparty of any Hedging Agreement, or any interest or obligation thereunder.

(i) The Borrower, with the consent of the Facility Agent in its sole discretion, may sell all or a portion of the Hedging Agreements. The Borrower shall have the duty of obtaining a fair market value price for the sale of any Hedging Agreement, notifying the Facility Agent, the Administrative Agent and the Collateral Agent of prospective purchasers and bids, and selecting the purchaser of such Hedging Agreement. The Borrower and, at the Borrower’s request, the Collateral Agent, upon receipt of the purchase price in the Collection Account shall, with the prior written consent of the Facility Agent, execute all documentation necessary to release the Lien of the Collateral Agent on such Hedging Agreement and proceeds thereof.

Notwithstanding anything to the contrary in this Section 10.6, the parties hereto agree that should (x) the Borrower fail to observe or perform any of its obligations under this Section 10.6 with respect to any Hedging Agreement or (y) the Equityholder fail to observe or perform any of direction) Obligor notification forms to give notice to the Obligors of the Collateral Agent’s interest in the Collateral and the obligation to make payments as directed by the Collateral Agent (at the written direction of the Facility Agent). The Borrower further agrees that it shall (or it shall cause the Servicer to) provide prompt notice to the Facility Agent of any misdirected or errant payments made by any Obligor with respect to any Collateral Obligation and direct such Obligor to make payments as required hereunder.

Section 10.20 Delivery of Collateral Obligation Files. (a) The Borrower (or the Servicer on behalf of the Borrower) shall deliver to the Collateral Custodian (with a copy to the Facility Agent at the following e-mail addresses (for electronic copies): amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com and christina.flowers@db.com and a copy to the Administrative Agent) the Collateral Obligation Files identified on the related Document Checklist promptly upon receipt but in no event later than three (3) Business Days after the related Funding Date; provided that any file-stamped document included in any Collateral Obligation File shall be delivered as soon as they are reasonably available (even if not within three (3) Business Days after the related Funding Date).

(b) The Borrower (or the Servicer on behalf of the Borrower) shall deliver the following: (i) all Asset Approval Requests to lenderfinance_collatreview@list.db.com, (ii) Monthly Reports delivered in connection with Section 8.5 to csg.india@db.com, abs.conduits@db.com, dbinvestor@list.db.com, amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com and christina.flowers@db.com, (iii) requests or notices delivered in accordance with Sections 2.2, 2.4 or 8.3(b), to abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com and christina.flowers@db.com and (iv) obligor reports delivered in connection with Section 7.5(l) to gcrt.ratingrequests@db.com and lenderfinance_collatreview@list.db.com.

Section 10.21 Collateral Obligation Schedule. As of the end of each March, June, September and December of each year, the Borrower shall deliver an update of the Collateral Obligation Schedule to the Facility Agent (with a copy to the Collateral Agent), certified true and correct by each of the Borrower and the Servicer.

Section 10.22 Risk Retention.

(a) For so long as any Obligations are outstanding and any Lender is subject to the EU Securitization Rules, the Equityholder represents and undertakes that: (A) the Equityholder reasonably believes it is an originator for the purposes of the EU Securitization Rules, and will hold and will retain on an on-going basis, a material net economic interest in the transaction contemplated by this Agreement, which shall not be less than 5.0% of the aggregate nominal value of all the Collateral Obligations (the “Retained Economic Interest”) measured at the time of origination (being the occasion of each origination or acquisition of a Collateral Obligation by the Borrower); (B) the Retained Economic Interest takes the form of a first loss tranche in accordance with paragraph (d) of Article 6(3) of the EU Securitization Regulation as in force on the Twelfth Amendment Effective Date, as represented by the Equityholder’s direct limited liability company interest in the Borrower; (C) the Equityholder holds and will directly retain 100% of the equity interests in the Borrower; (D) the aggregate capital contributions made respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral (taken as a whole), the Transaction Documents, the Collateral Agent’s interest in the Collateral, or the Borrower; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral (taken as a whole), the Transaction Documents, the Collateral Agent’s interest in the Collateral, or the Borrower in excess of $100,000 or more shall be deemed to be material for purposes of this Section 10.23.

Section 10.24 Officer’s Certificate. On each anniversary of the date of this Agreement, the Borrower shall deliver an Officer’s Certificate, in form and substance acceptable to the Facility Agent in its reasonable discretion, providing (i) a certification, based upon a review and summary of UCC search results, that there is no other interest in the Collateral perfected by filing of a UCC financing statement other than in favor of the Collateral Agent and (ii) a certification, based upon a review and summary of tax and judgment Lien searches satisfactory to the Facility Agent, that there is no other interest in the Collateral based on any tax or judgment Lien.

Section 10.25 ERISA.

(a) The Borrower will not become a Benefit Plan Investor at any time while any Obligations are outstanding.

(b) The Borrower will not take any action, or omit to take any action, which would give rise to a non-exempt prohibited transaction under Section 406(a)(1)(B) of ERISA or Section 4975(c)(1)(B) of the Code that would subject any Lender to any tax, penalty, damages, or any other claim for relief under ERISA or the Code.

(c) Except as would not reasonably be expected to have a Material Adverse Effect, the Borrower shall not (and shall not permit any ERISA Affiliate to) sponsor, maintain, contribute to, or incur any liability in respect of any Plan or Multiemployer Plan.

Section 10.26 Policies and Procedures for Sanctions. The Borrower has instituted and maintained policies and procedures reasonably designed to ensure compliance with Sanctions. The Sanctions representations and undertakings in Section 9.30 and Section 10.27 shall apply for the benefit of Deutsche Bank AG, New York Branch only to the extent that they do not, or compliance does not, result in a violation of or conflict with applicable blocking or anti-boycott laws (including, without limitation, the Council Regulation (EC) No 2271/96 and/or section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (in connection with section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz))).

Section 10.27 Compliance with Sanctions. The Borrower shall not directly or indirectly use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture, partner or other Person or entity, to fund or facilitate (i) any activities of or business with any Sanction Target, (ii) any activities of or business in any

(c) this Agreement has been duly executed and delivered on behalf of the Collateral Agent and constitutes a legal, valid and binding obligation of the Collateral Agent enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

Section 11.6 No Adverse Interest of Collateral Agent. By execution of this Agreement, the Collateral Agent represents and warrants that it currently holds and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Collateral Obligation or any document in the Collateral Obligation Files. Neither the Collateral Obligations nor any documents in the Collateral Obligation Files shall be subject to any security interest, lien or right of set-off by the Collateral Agent or any third party claiming through the Collateral Agent, and the Collateral Agent shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Collateral Obligations or documents in the Collateral Obligation Files, except that the preceding clause shall not apply to the Collateral Agent or the Collateral Custodian with respect to (i) the Collateral Agent Fees and Expenses or the Collateral Custodian Fees and Expenses, and (ii) in the case of any accounts, with respect to (x) returned or charged-back items, (y) reversals or cancellations of payment orders and other electronic fund transfers, or (z) overdrafts in the Collection Account.

Section 11.7 Reliance of Collateral Agent. In the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion, electronic communication or other document furnished to the Collateral Agent, reasonably believed by the Collateral Agent to be genuine and to have been signed, sent or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of a request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Collateral Agent, the Collateral Agent shall be under a duty to examine the same in accordance with the requirements of this Agreement to determine that they conform to the form required by such provision. For avoidance of doubt, Collateral Agent may rely conclusively on Borrowing Base Certificates and Officer’s Certificates delivered by the Servicer. The Collateral Agent shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.

Section 11.8 Limitation of Liability and Collateral Agent Rights. (a) The Collateral Agent may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, electronic communication or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed or sent by the proper party or parties. The Collateral Agent may rely conclusively on and shall be fully protected in acting upon (i) the written instructions of any designated officer of the Facility Agent or the Administrative Agent or (ii) the verbal instructions of the Facility Agent or the Administrative Agent.

the other Transaction Documents or in the enforcement of any provision hereof or in the other Transaction Documents. The Collateral Agent’s entitlement to receive fees (other than any previously accrued and unpaid fees) shall cease on the earlier to occur of (i) its removal as Collateral Agent pursuant to Section 11.4 or (ii) the termination of this Agreement.

Section 11.12 Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and ~~Money~~Anti-Money Laundering Regulations. In order to comply with Applicable Banking Law, the Collateral Agent and the Collateral Custodian are required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Collateral Agent and the Collateral Custodian. Accordingly, each of the parties agrees to provide to the Collateral Agent and the Collateral Custodian, upon their reasonable request from time to time such identifying information and documentation as may be available for such party in order to enable the Collateral Agent and the Collateral Custodian to comply with Applicable Banking Law.

ARTICLE XII

GRANT OF SECURITY INTEREST

Section 12.1 Borrower’s Grant of Security Interest. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (including Advances, Yield, all Fees and other amounts at any time owing hereunder), the Borrower hereby assigns and pledges to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in and lien upon the following (other than Retained Interests and Excluded Amounts), in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Collateral”):

(a) all Collateral Obligations;

(b) all Related Security;

(c) the Sale Agreement and all other Transaction Documents or other documents relating to the Collateral Obligations now or hereafter in effect to which the Borrower is a party (collectively, the “Borrower Assigned Agreements”), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (iv) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements, but excluding all rights and claims of the Borrower against one or more of the Secured Parties;

Borrower or the Servicer until all obligations of each of the Borrower and the Servicer under the Transaction Documents have been paid in full and the Collateral Agent has provided its written consent thereto.

(c) Notwithstanding anything to the contrary herein, the power of attorney granted pursuant to this Section 13.10 shall only be effective after the occurrence of an Event of Default.

ARTICLE XIV

THE ADMINISTRATIVE AGENT AND THE FACILITY AGENT

Section 14.1 Appointment. (a) Each Lender hereby irrevocably designates and appoints ~~DEUTSCHE BANK TRUST COMPANY AMERICAS,~~Deutsche Bank Trust Company Americas as Administrative Agent hereunder and under the other Transaction Documents, and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

(b) Each Lender hereby irrevocably designates and appoints DBNY as Facility Agent hereunder and under the other Transaction Documents, and authorizes the Facility Agent to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Facility Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Facility Agent shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Facility Agent.

(c) Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor the Facility Agent (the Administrative Agent and the Facility Agent being referred to in this Article as a “Note Agent”) shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, any Borrower or the Servicer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Note Agent.

Section 14.2 Delegation of Duties. Each Note Agent may execute any of its duties under this Agreement and the other Transaction Documents by or through its subsidiaries, affiliates, agents or attorneys-in-fact~~,~~. Each Note Agent shall be entitled to advice of counsel concerning all matters pertaining to such duties and shall not incur any liability in acting in good faith in accordance with any ~~such~~ advice from such counsel. No Note Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 14.3 Exculpatory Provisions. No Note Agent (acting in such capacity) nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 14.2 under or in connection with this Agreement or the other Transaction Documents or (b) responsible in any manner to any Person for any recitals, statements, representations or warranties of any Person (other than itself) contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents or any other document furnished in connection therewith or herewith, or for any failure of any Person (other than itself or its directors, officers, agents or employees) to perform its obligations under any Transaction Document or for the satisfaction of any condition specified in a Transaction Document. Except as otherwise expressly provided in this Agreement, no Note Agent shall be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of the Borrower or the Servicer. The Administrative Agent shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Term SOFR, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any replacement for Term SOFR, or (ii) to select, determine or designate any replacement rate, or whether any conditions to the designation of such a rate have been satisfied. The Administrative Agent shall not be liable for any failure or delay on its part to perform its obligations under this Agreement to the extent that such failure or delay is a direct result of the unavailability of Term SOFR (or other applicable replacement rate) and/or absence of a designated replacement rate.

Section 14.4 Reliance by Note Agents. Each Note Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to each of the Lenders), Independent Accountants and other experts selected by such Note Agent. Each of the Administrative Agent and the Facility Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the other Transaction Documents or any other document furnished in connection herewith or therewith in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders, or it shall first be indemnified to its satisfaction by the Lenders against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. Further, the Administrative Agent shall not be responsible for the computation or determination of any interest payments or other calculations under this Agreement (other than with respect to Section 3.4) or any other Transaction Document.

or removal of the Administrative Agent will be permitted unless a successor agent has been appointed which, unless an Event of Default has occurred and is continuing, shall be subject to the prior written consent of the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent, effective upon its acceptance of such appointment, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement.

(c) After any Note Agent’s resignation hereunder, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Note Agent under this Agreement.

(d) No resignation of any Note Agent shall become effective until a successor Note Agent shall have assumed the responsibilities and obligations of such Note Agent hereunder; provided, that in the event a successor Note Agent is not appointed within 60 days after such notice of its resignation is given as permitted by this Section 14.8, the applicable Note Agent may petition a court for its removal.

Section 14.9 Note Agents in ~~Their~~their Individual Capacity. Each Note Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Servicer as though such Note Agent were not an agent hereunder. Any Person which is a Note Agent may act as a Note Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity. The Administrative Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or under any other Transaction Document, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it. Prior to exercising or honoring any of the rights or powers vested in it by this Agreement or other Transaction Document at the request or direction of the Facility Agent (or any other Person authorized or permitted to direct the Administrative Agent hereunder) pursuant to this Agreement or other Transaction Document that it reasonably determines might involve it in liability, the Administrative Agent may request that the Facility Agent (or such other Person) provide the Administrative Agent security or indemnity reasonably acceptable to the Administrative Agent against costs, expenses and liabilities (including any legal fees) that might reasonably be incurred by it in compliance with such request or direction.

Section 14.10 Borrower Audit. The Facility Agent shall, at the Borrower’s expense, retain Protiviti, Inc. (or another nationally recognized audit firm acceptable to the Facility Agent in its reasonable discretion) to conduct and complete a procedural review of the Collateral Obligations in compliance with the standards set forth on Exhibit B (as such Exhibit B may be updated from time to time by the Facility Agent with the prior written consent of the Borrower) hereto, (i) within 120 days after the Effective Date and (ii) annually at the request of the Facility Agent thereafter. The Facility Agent shall promptly forward the results of such audit to the Servicer.

Section 14.11 Administrative Agent Platform. Each party hereto (other than the Collateral Agent and the Collateral Custodian) hereby acknowledges that the Administrative Agent will make information available to the parties hereunder (other than the Collateral Agent and the Collateral Custodian) by posting the information on IntraLinks or another similar electronic system (the “AA Platform”), and agrees that any document or notice posted on the AA Platform by the Administrative Agent shall be deemed to have been delivered to such party for all purposes under this Agreement and the other Transaction Documents. Each party (other than the Collateral Agent and the Collateral Custodian) further agrees that, to the extent reasonably practicable, any document delivered to the Administrative Agent for purposes of compliance with any provision of this Agreement or any other Transaction Document or for dissemination to any other party hereto shall be delivered to the Administrative Agent in electronic form capable of being posted to the AA Platform. Each party (other than the Collateral Agent and the Collateral Custodian) understands that the distribution of materials and other communications through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution. The AA Platform is provided “as is” and “as available”. The Administrative Agent does not warrant the accuracy or completeness of the information contained on the AA Platform or the adequacy of the AA Platform and expressly disclaims liability for errors or omissions in the information contained on the AA Platform. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects is made by the Administrative Agent in connection with the information contained on the AA Platform.

Section 14.12 Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and ~~Money~~Anti-Money Laundering Regulations. In order to comply with Applicable Banking Law, each Note Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with such Note Agent. Accordingly, each of the parties agree to provide to each Note Agent, upon its reasonable request from time to time such identifying information and documentation as may be available for such party in order to enable such Note Agent to comply with Applicable Banking Law.

Section 14.13 The Administrative Agent as Paying Agent. (a) The Borrower hereby appoints the Administrative Agent as the initial paying agent. All payments of amounts due and payable in respect of the Obligations that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.3 shall be made on behalf of the Borrower by the Administrative Agent in its capacity as paying agent.

(b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the direction or request of (y) the Facility Agent, the Borrower, the Servicer or any other party authorized to give instructions, or (z) with respect to payments pursuant to Section 8.3, at the direction of the Servicer as set forth in a Monthly Report, or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction, which determination is no longer subject to appeal or review.

(e) to any Person with the prior written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned);

provided that the Lenders shall not assign any interest in, or sell a participation in any Advance (or portion thereof) or its Commitment (or any portion thereof), to the Equityholder or any Affiliate of the Equityholder; provided, further, that each Lender shall, except with respect to any such assignment or any such sale to any of the entities set forth in clauses (b), (c) and (d) above, first offer to sell such interest(s) to (i) the Lender affiliated with the Facility Agent and if, such Lender does not accept such offer within ten (10) Business Days, then (ii) to each remaining Lender (pro rata) for a period of ten (10) Business Days prior to offering to any Person that is not an existing Lender.

Unless an Unmatured Event of Default or Event of Default has occurred, no interest in any Advance or portion thereof, or any Commitment, shall be transferred unless the transferee (together with its Affiliates) holds Advances or Commitments at least equal to 10% of the aggregate amount of all Advances and Commitments then outstanding or in effect.

Each Lender shall endorse the Notes to reflect any assignments made pursuant to this Article XV or otherwise.

Section 15.5 Registration; Registration of Transfer and Exchange. (a) The Administrative Agent, acting solely for this purpose as agent for the ~~Borrower~~Lenders (and, in such capacity, the “Loan Registrar”), shall maintain a register for the recordation of the name and address of each Lender (including any assignees), the Commitment thereof, and the principal amounts (and stated interest) owing to such Lender pursuant to the terms hereof from time to time (the “Loan Register”). The entries in the Loan Register shall be conclusive absent manifest error, and the Borrower, the Collateral Agent, the Administrative Agent, the Facility Agent and each Lender shall treat each Person whose name is recorded in the Loan Register pursuant to the terms hereof as a Lender hereunder. The Loan Register shall be available for inspection by any Lender, the Facility Agent and the Collateral Agent at any reasonable time and from time to time upon reasonable prior notice, and any such Person may request an electronic copy thereof at any time upon reasonable prior notice. The Loan Registrar shall not be responsible for monitoring, calculating or determining whether any group of Lenders constitutes the Required Lenders hereunder nor shall the Loan Registrar be responsible or liable for information that is provided to it hereunder that is inaccurate, untimely or incomplete. All of the rights, protections, indemnities and immunities of the Administrative Agent under this Agreement and the other Transaction Documents shall be applicable and available to the Administrative Agent acting in its capacity as Loan Registrar.

(b) Each Person who has or who acquired an interest in any Advance or Commitment of any Lender shall be deemed by such acquisition to have agreed to be bound by the provisions of this Section 15.5. A Note may be exchanged (in accordance with Section 15.5(c)) and transferred to the holders (or their agents or nominees) of the Advances and to any assignee (in accordance with Section 15.1) (or its agent or nominee) of all or a portion of the Advances. The Loan Registrar shall not register (or cause to be registered) the transfer of any Advance, Commitment or Note, unless the proposed transferee shall have any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Yield thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section 17.2 or Section 17.11, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders, (iii) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Agent, in each case without the prior written consent of the Collateral Agent, (iv) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Custodian, in each case without the prior written consent of the Collateral Custodian, (v) amend, modify or waive any provision adversely (as determined by the Administrative Agent in consultation with the Facility Agent) affecting the obligations or duties of the Administrative Agent, in each case without the prior written consent of the Administrative Agent, and (vi) constitute a Fundamental Amendment without the prior written consent of each Lender that is affected by such Fundamental Amendment; provided further that, to effect a waiver of any Event of Default, such waiver must be mutually agreed upon by (i) if there are two or fewer Lenders at such time, all Lenders, the Borrower and the Facility Agent or (ii) if there are greater than two Lenders at such time, the Required Lenders (but if the number of Required Lenders is less than two, at least two Lenders), the Borrower, and the Facility Agent. Upon execution of any amendments by the Borrower, the Servicer, the Required Lenders and the Facility Agent as provided herein, the Servicer shall deliver a copy of such amendment to the Administrative Agent and the Collateral Agent. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

Notwithstanding the foregoing, upon the determination by any Lender that its ownership of any of its rights or obligations hereunder is prohibited by Applicable Law (including, without limitation, the Volcker Rule and/or GBSA), each of the Borrower, the Servicer, each Lender, the Collateral Agent, the Collateral Custodian, the Administrative Agent and the Facility Agent hereby agree to work in good faith (so long as no unreasonable level of effort is required) to amend or amend and restate (at the sole cost and expense of the Lender that makes such determination) the commercial terms of this Agreement (including, if necessary, to re-document under a note purchase agreement or indenture) to ensure future compliance with such Applicable Law. Upon any such request, in lieu of working in good faith, the Borrower may terminate the Commitments and repay all Obligations without incurring any Prepayment Fee due to such Lender.

The Borrower and the Servicer each acknowledge that the Facility Agent may be communicating with other Lenders or potential lenders in connection with an amendment or syndication of this Agreement.

(b) Notwithstanding the foregoing, if the Facility Agent determines in its sole discretion that it can no longer support any Applicable Interest Rate, or if such Applicable Interest Rate ceases to exist or is reasonably expected to cease to exist within the succeeding three (3) months, the Borrower, the Servicer, the Required Lenders and the Facility Agent

may (and such parties will reasonably cooperate with each other in good faith in order to) amend this Agreement to replace references herein to such Applicable Interest Rate (and any associated terms and provisions) with any alternative floating reference rate (and any associated terms and provisions) that is then being generally used in the applicable interbank market for similar types of facilities.

(c) The Facility Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or performance related to Alternate Base Rate, any Applicable Interest Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Facility Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate and/or any relevant adjustments thereto, in each case, in a manner adverse to the ~~Borrowers~~Borrower. The Facility Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the ~~Borrowers~~Borrower , any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service so long as the rate (or component thereof) used by the Facility Agent in connection therewith is consistent with such rate (or component thereof) provided by any such information source or service.

Section 17.3 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, electronic mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on Annex A or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile or by .pdf attachment to electronic mail, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Section 2.2, shall not be effective until received. In connection with any instructions, requests or directions sent pursuant to this Agreement or any other Transaction Document, the Collateral Agent, Securities Intermediary, the Collateral Custodian and the Administrative Agent shall be entitled to request from such Person a list of authorized signers and any evidence of such related signatures (as may be amended from time to time).

Section 17.4 Costs and Expenses. In addition to the rights of indemnification granted under Section 16.1, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Facility Agent, the Collateral Agent, the Collateral Custodian, the Securities Intermediary and the Lenders in connection with the preparation, execution, delivery, syndication and administration of this Agreement and the other documents and agreements to be delivered hereunder, and, subject to any cap on such costs and expenses agreed upon in a separate letter agreement among the Borrower, the Servicer and the Administrative Agent, the Facility Agent or the Collateral Agent and Collateral Custodian Fee Letter, as applicable, and the Borrower further agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Facility Agent and the Lenders in connection with any amendments, waivers or consents executed in connection with this Agreement, including the reasonable fees and reasonable and documented out-of-pocket expenses of counsel ~~to~~for each of the Administrative Agent, the Facility Agent and any related Lender, the Collateral Agent, the Securities Intermediary, and the Collateral Custodian with respect thereto and with respect to advising the Facility Agent and the Lenders as to its rights and remedies under this Agreement, and to pay all reasonable, documented and out-of-pocket costs and expenses, if any (including reasonable outside counsel fees and expenses), of the Administrative Agent, the Facility Agent, the Collateral Agent, the Collateral Custodian and the Lenders, in connection with the enforcement against the Servicer or the Borrower of this Agreement or any of the other Transaction Documents and the other documents and agreements to be delivered hereunder or with respect hereto; provided that in the case of reimbursement of counsel for the Lenders other than the Facility Agent, such reimbursement shall be limited to one outside counsel to the Facility Agent and any related Lender. For the avoidance of doubt, the Borrower shall not be responsible for any Taxes under this Section 17.4.

Section 17.5 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of Borrower, the Lenders, the Administrative Agent, the Facility Agent, the Servicer, the Collateral Agent, the Collateral Custodian and their respective successors and assigns, and the provisions of Section 4.3, Article V, and Article XVI shall inure to the benefit of the Affected Persons and the Indemnified Parties, respectively, and their respective successors and assigns; provided, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Article XV. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until (subject to the immediately following sentence) such time when all Obligations have been finally and fully paid in cash and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IX and the indemnification and payment provisions of Article V. Article XVI and the provisions of Section 17.10, Section 17.11 and Section 17.11(b) shall be continuing and shall survive any termination of this Agreement and any termination of any Person’s rights to act as Servicer hereunder or under any other Transaction Document.

Section 17.6 Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

ANNEX A

SPECIALTY CREDIT FACILITY, LLC,

as Borrower

2 Greenwich Plaza

Greenwich, Connecticut 06830

Attention: Peter Oliver

Telephone: (203) 542-4069

Email: FinancingGroup@silverpointcapital.com

SILVER POINT SPECIALTY LENDING FUND,

as Equityholder

2 Greenwich Plaza

Greenwich, Connecticut 06830

Attention: Jennifer Poccia

Telephone: (203) 542-4230

Email: FinancingGroup@silverpointcapital.com

SPECIALTY CREDIT SERVICES, LLC,

as Servicer

2 Greenwich Plaza

Greenwich, Connecticut 06830

Attention: Jesse Dorigo

Telephone: (203) 542-4419

Email: BDCAccounting@silverpointcapital.com

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent

U.S. Bank Trust Company, National Association

Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust – Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Custodian

U.S. Bank National Association

1719 Otis Way

Florence, South Carolina 29501

A-1

Attention: Steve Garrett

Telephone: (843) 673-0162

Facsimile: (843) 676-8901

Email: steven.garrett@usbank.com

For all other notices and communications:

U.S. Bank National Association

214 N Tryon St

Charlotte, NC 28202-1078

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

Attention: Global Corporate Trust – Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

Trust & ~~Agency~~Securities Services

One Columbus Circle, 4th Floor

Mail Stop NYC01-0417

New York, NY 10019

Attention: ~~Bank~~ Loan ~~Services~~Agency, Specialty Credit Facility, LLC (SCF I)

Email: ~~add~~ agency.gls@db.com / ~~Dorothy.Crews~~priscilla.mark @db.com/

~~Melissa.Sadler~~karla.minchala@db.com~~/ alice-m.carter~~yuri.tanaka@db.com ~~/deisilania.gomes@db.com~~

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent

One Columbus Circle

New York, New York 10019

Attention: Asset Finance Department

Email: amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com and christina.flowers@db.com

DEUTSCHE BANK AG, NEW YORK BRANCH,

as a Lender

One Columbus Circle

A-2

Annex B

Lender	Current Commitment
Deutsche Bank AG, New York Branch	$	~~210,000,000.00~~255,000,000.00
Customers Bank	$	~~40,000,000.00~~120,000,000.00
Total	$	~~250,000,000.00~~375,000,000.00

B-1

APPENDIX B

Exhibits and Schedules to Loan Agreement Amendments

Conformed through Amendment No. ~~16~~22, dated as of ~~April 8~~October 26, ~~2022~~2026

SCHEDULES AND EXHIBITS

TO

LOAN FINANCING AND SERVICING AGREEMENT

Dated as of October 17, 2017

(Specialty Credit Facility, LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Electronic Asset Approval Request
EXHIBIT C-4	Form of Prepayment Notice
EXHIBIT C-5	Form of FX Reallocation Notice
EXHIBIT C-6	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Joinder Agreement
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Intercreditor Agreement
EXHIBIT J	Form of Custodial Certification

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2-A	Moody’s Industry Classification Group List
SCHEDULE 2-B	GICS Industry Classifications
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Pre-Approved List

EXHIBIT A

NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS (1) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, (2) THE TRANSFEREE IS A “QUALIFIED PURCHASER” (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (3) SUCH TRANSACTION WILL NOT BE A “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE LOAN FINANCING AGREEMENT (AS DEFINED BELOW).

[$][AUD][CAD][€][£][ ]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, Specialty Credit Facility, LLC, a Delaware limited liability company (the “Borrower”), promises to pay [ ], as a Lender (the “Lender”) the principal sum of [    ] ([$][AUD][CAD][€][£][ ]) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of the Lender pursuant to that certain Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Loan Financing Agreement”), among the Borrower, Silver Point Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent, with the unpaid balance hereof due and payable in full on the Facility Termination Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Financing Agreement.

Payments of both principal and Yield are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender to the Facility Agent pursuant to the Loan Financing Agreement.

This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Financing Agreement, and the holder hereof is entitled to the benefits of the Loan Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required

~~A-1~~

EXHIBIT C-1

FORM OF ADVANCE REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

~~1~~One Columbus Circle

New York, NY 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com,

james.kwak@db.com, peter.sabino@db.com, erica.flor@db.com and

~~andrew.goldsmith~~christina.flowers@db.com

Deutsche Bank Trust Company Americas

, as Administrative Agent

Trust & Securities Services

One ~~Trust and Agency Services~~

~~1~~ Columbus Circle, ~~17th~~4 th Floor

Mail Stop NYC01-0417

~~Mail Stop: NYC01-1710~~

New York, NY 10019

Attention: ~~Project Finance~~Loan Agency ~~Account Manager~~, Specialty Credit Facility, LLC ~~(SCF I)~~

~~Facsimile: 646 961-3317~~

Email: ~~add agency.gls@db.com / Dorothy.Crews@db.com / Melissa.Sadler@db.com /Randy.Kahn~~agency.gls@db.com / ~~deisilania.gomes~~priscilla.mark @db.com / karla.minacha@db.com / yuri.tanaka@db.com

U.S. Bank Trust Company, National Association

as Collateral Agent

214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

~~Attention: Agnes Leung~~

Ref: Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

~~Telephone: (713) 212-7575~~

~~C-1-1~~

Each Lender at the address set forth in Annex A to the Loan Financing Agreement

   , 20

RE:	Advance Request:

[$   ~~][Euro    ][GBP    ][CAD    ]~~     ][AUD   ][CAD    ][Euro    ][GBP    ]

Gentlemen and Ladies:

This Advance Request is delivered to you pursuant to Section 2.2 of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Silver Point Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Borrower hereby requests that:

1.

An Advance be made in the aggregate principal amount of [$   ~~][Euro    ][GBP     ][CAD    ],~~     ][AUD  ][CAD    ][Euro   ][GBP    ] (the “Advance”); provided that the Facility Agent may request from the Administrative Agent the amount of such Advance ~~be~~ funded by each Lender and in each Eligible Currency. The Borrower requests that the Facility Agent promptly distribute the allocation of such Advance among the applicable Lenders in the form of Schedule 1 hereto.

2.	The Advance be made to the Borrower on [ ], 20[ ] (the “Advance Date”) on [ ] days’ notice; and

3.	[Delivered concurrently with this Advance Request is an FX Reallocation Notice as of the Advance Date.]

4.

The proceeds of the Advance be wired by the Administrative Agent to the Collateral Agent and then by the Collateral Agent ~~for distribution~~ to (or on behalf of) the Borrower ~~on the Advance Date to:~~, in each case based on standard wire instructions on file with the Collateral Agent and the Administrative Agent.

C-1-2

~~Bank: U.S. Bank Trust Company, National Association~~

~~ABA #: 091000022~~

~~Account Name: Specialty Credit Facility, LLC~~

~~Account Number: 104793417742~~

~~FFC: 190169~~

~~Reference: Sender’s Name/Specialty Credit Facility, LLC~~

After giving effect to the Advance and the Collateral Obligation(s) to be purchased by the Borrower with the proceeds of the Advance, as calculated as of the Advance Date, (a) the aggregate outstanding principal amount of all Advances shall not exceed the lowest of (x) the Facility Amount, (y) the Borrowing Base and (z) the Maximum Availability and (b) the Foreign Currency Advance Amount will not exceed the Foreign Currency Sublimit.

By its acceptance of the Advance, the Borrower represents that the conditions described in Section 6.2 of the Loan Financing Agreement have been satisfied with respect to such Advance.

The Borrower agrees that if prior to the Advance Date any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will promptly so notify the Facility Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby, the Facility Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Advance as if then made.

The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer on the date first set forth above.

[Signature Page Follows]

C-1-3

SCHEDULE 1

Advance Request

Allocation of Advances1

Lender	Advance from the Facility Amount
Deutsche Bank AG, New York Branch	$
AUD
CAD
Euro
GBP
Customers Bank	$
Total	$
AUD
CAD
Euro
GBP

[1]	To be completed by the Servicer.

C-1-5

EXHIBIT C-2

FORM OF REINVESTMENT REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

~~1~~One Columbus Circle

New York, ~~NY~~New York 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com,

james.kwak@db.com, peter.sabino@db.com,

erica.flor@db.com and ~~andrew.goldsmith~~christina.flowers @db.com

U.S. Bank Trust Company, National Association

as Collateral Agent

214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

~~Attention: Agnes Leung~~

Ref: Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

~~Telephone: (713) 212-7575~~

   , 20

RE:	Reinvestment Request:

[$    ][AUD   ][CAD   ][Euro   ][GBP   ]

Gentlemen and Ladies:

This Reinvestment Request is delivered to you pursuant to Section 8.3(b) of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Silver Point

C-2-1

Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

[Option 1:][The Borrower hereby attaches the completed Electronic Asset Approval Request in lieu of the Reinvestment Request.]

[Option 2:][The Borrower hereby requests that the Collateral Agent provide to the Borrower, the Servicer and the Facility Agent, by facsimile or by email (to be received no later than 1:30 p.m. New York time on the date hereof), a statement reflecting the total amount on deposit on the date hereof in the Collection Account.

The Borrower hereby requests that:

1.	The Facility Agent withdraw from the Collections held in the Collection Account an amount equal to [$ ][AUD ][CAD ][Euro ][GBP ] (the “Reinvestment Amount”).

2.	The Reinvestment Amount be delivered to the Borrower on [ ] (the “Reinvestment Date”).

3.	The Reinvestment Amount be wired based on standard wire instructions on file with the Collateral Agent.

The Borrower hereby requests that the Facility Agent deliver to the Borrower an Approval Notice in connection with this Reinvestment Request.

Attached hereto is a Schedule of Collateral Obligations setting forth information required in the Loan Financing Agreement with respect to the Collateral Obligations to be acquired by the Borrower on the Reinvestment Date.

As of the date hereof, with respect to the Collateral Obligations to be acquired by the Borrower in connection herewith, the information set forth on the related Asset Approval Notice shall be provided.

After giving effect to the Reinvestment and the Collateral Obligation(s) to be purchased by the Borrower with the Reinvestment Amount, as calculated as of the Reinvestment Date, (a) the aggregate outstanding principal amount of all Advances shall not exceed the lowest of (x) the Facility Amount, (y) the Borrowing Base and (z) the Maximum Availability and (b) the Foreign Currency Advance Amount will not exceed the Foreign Currency Sublimit.

By making the Reinvestment, the Borrower represents that the conditions described in Section 6.2 of the Loan Financing Agreement have been satisfied with respect to such Reinvestment.

C-2-2

EXHIBIT C-3

FORM OF ELECTRONIC ASSET APPROVAL REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

Email: amit.patel@db.com,~~andrew.goldsmith~~peter.sabino@db.com, lenderfinance_collatreview@list.db.com

U.S. Bank Trust Company, National Association

as Collateral Agent

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

  , 20

RE:	Asset Approval Request

Gentlemen and Ladies:

This Electronic Asset Approval Request is delivered to you pursuant to Section 6.2(g) of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Silver Point Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

USE FOR ENTERPRISE VALUE LOANS

COLLATERAL OBLIGATION INFORMATION

Obligor Name

Domicile

Eligible Currency

Obligor EBITDA (including cash and non-cash adjustments)

Collateral Obligation rating

Pledged Amount

Purchase price

C-3-1

Original Leverage Multiple

Attaching Leverage Multiple

Detaching Leverage Multiple

Loan Type (Lien Position)

Moody’s Industry Classification

GICS Industry Classification

Servicer’s internal risk rating

BORROWING BASE RELATED INFORMATION

Advance Rate

Discount Factor

OTHER (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event)

II. USE FOR ASSET BASED LOANS

COLLATERAL OBLIGATION INFORMATION

Obligor Name

Domicile

Eligible Currency

Obligor EBITDA (including cash and non-cash adjustments)

Pledged Amount

Purchase price

Original Leverage Multiple

Original Effective LTV

Detaching Effective LTV

Maximum Effective LTV (before triggering a Revaluation Event)

Collateral Type (working capital, fixed assets, IP, other (identify))

Approved Valuation Firm

Date of Last Appraisal

Appraised Value

Required Appraisal Frequency [6 months][12 months]

Loan Type (Lien Position)

Moody’s Industry Classification

GICS Industry Classification

C-3-2

EXHIBIT C-4

FORM OF PREPAYMENT NOTICE

Deutsche Bank AG, New York Branch

as Facility Agent

~~1~~One Columbus Circle

New York, ~~NY~~New York 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com, erica.flor@db.com and ~~andrew.goldsmith~~christina.flowers @db.com

Deutsche Bank Trust Company Americas

, as Administrative Agent

Trust & ~~Agency~~Securities Services

~~1~~One Columbus Circle, ~~17th~~4 th Floor

Mail Stop NYC01-0417

~~Mail Stop: NYC01-1710~~

New York, NY 10019

Attention: ~~Project Finance~~Loan Agency ~~Account Manager~~, Specialty Credit Facility, LLC ~~(SCF I)~~

~~Facsimile: 646 961-3317~~

Email: ~~add agency.gls@db.com / Dorothy.Crews@db.com / Melissa.Sadler@db.com /Randy.Kahn~~agency.gls@db.com / ~~deisilania.gomes~~priscilla.mark @db.com / karla.minacha@db.com / yuri.tanaka@db.com

U.S. Bank Trust Company, National Association

as Collateral Agent

214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

~~Attention: Agnes Leung~~

Ref: Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

~~Telephone: (713) 212-7575~~

C-4-1

Each Lender at the address set forth in Annex A to the Loan Financing Agreement

     , 20

RE:	Prepayment Notice: ~~[$ ]~~

Gentlemen and Ladies:

This Prepayment Notice is delivered to you pursuant to Section 2.4 of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Specialty Credit Services, LLC, as Servicer, Silver Point Specialty Credit Fund, L.P., as Equityholder, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Borrower hereby notifies the addressee hereto that:

1.

A prepayment shall be made by the Borrower in an aggregate amount equal to [$~~[~~    ][AUD  ][CAD  ][Euro  ][GBP  ] of Advances~~,~~; provided that the Facility Agent may request from the Administrative Agent the amount of such prepayment funded by each Lender. Such prepayment shall be allocated as follows:

C-4-2

Lender	Current Commitment	Current Advances Outstanding Drawn From the Facility Amount	Advances Outstanding Drawn From the Facility Amount to be Prepaid	Advances Outstanding Drawn Facility Amount After Prepayment
Deutsche Bank AG, New York Branch	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP
Customers Bank	$	$	$	$
Total	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP	$ AUD CAD Euro GBP

2.	The prepayment shall be made by the Borrower on [ ], 20[ ] (the “Prepayment Date”); and

3.	The amount of such prepayment shall be wired based on standard wire instructions on file with the Collateral Agent and the Administrative Agent.

The Borrower represents that the conditions described in Section 2.4 of the Loan Financing Agreement have been satisfied with respect to such prepayment.

The Borrower has caused this Prepayment Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer on the date first set forth above.

It is understood and acknowledged that the undersigned is executing this Prepayment Notice not in an individual capacity but solely as an Executive Officer of the Servicer on behalf

~~C-4-1~~

EXHIBIT C-5

FORM OF FX REALLOCATION NOTICE

Deutsche Bank AG, New York Branch

as Facility Agent

~~1~~One Columbus Circle

New York, ~~NY~~New York 10019

Attention: Asset Finance Department

Email: abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com,

james.kwak@db.com, peter.sabino@db.com, erica.flor@db.com and

~~andrew.goldsmith~~christina.flowers @db.com

Deutsche Bank Trust Company Americas

, as Administrative Agent

Trust & Securities Services

One ~~Trust and Agency Services~~

~~1~~ Columbus Circle, ~~17th~~4 th Floor

Mail Stop NYC01-0417

~~Mail Stop: NYC01-1710~~

New York, NY 10019

Attention: ~~Project Finance~~Loan Agency ~~Account Manager~~, Specialty Credit Facility, LLC ~~(SCF~~

~~I)~~

~~Facsimile: 646 961-3317~~

Email: ~~add agency.gls@db.com / Dorothy.Crews@db.com / Melissa.Sadler@db.com /~~

~~Randy.Kahn~~agency.gls@db.com / ~~deisilania.gomes~~priscilla.mark @db.com /

karla.minacha@db.com / yuri.tanaka@db.com

U.S. Bank Trust Company, National Association as Collateral Agent

214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

~~Attention: Agnes Leung~~

Ref: Specialty Credit Facility, LLC

C-5-1

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

~~Telephone: (713) 212-7575~~

Each Lender at the address set forth in Annex A to the Loan Financing Agreement

    , 20

RE:	FX Reallocation

Gentlemen and Ladies:

This FX Reallocation Notice is delivered to you pursuant to Section 2.2(d) of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Specialty Credit Services, LLC, as Servicer, Silver Point Specialty Credit Fund, L.P., as Equityholder, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Administrative Agent hereby directs each Lender, pursuant to Section 2.2(d) of the Loan Financing Agreement, to purchase and sell Advances in the following amounts:

Lender	Current Commitment	Current Advances Outstanding	Pro Rata Percentage	Actual Pro Rata Percentage (prior to purchase/sale)	Advances Outstanding to Purchase	Advances Outstanding to Sell
Deutsche Bank AG, New York Branch	$	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~	%	%	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~
~~TIAA, FSB~~	~~$~~	~~$~~	~~%~~	~~%~~	~~$~~	~~$~~

C-5-2

Customers Bank	$	$	%	%	$	$

Total	$	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~	100%	100%	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~	$ AUD ~~Euro~~ CAD Euro GBP ~~CAD~~

Such reallocation shall occur on the second Business Day following delivery of this FX Reallocation Notice (or, if this FX Reallocation Notice is delivered after 4:00 p.m., London time, on the third Business Day following delivery of this FX Reallocation Notice).

[Signature Page Follows]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

C-5-3

EXHIBIT C-6

FORM OF ELECTRONIC ASSET APPROVAL NOTICE

Specialty Credit Facility, LLC,

as Borrower

Email: FinancingGroup@silverpointcapital.com

    , 20

This Electronic Asset Approval Notice is delivered to you via email pursuant to Section 6.2(g) of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among Specialty Credit Facility, LLC, as Borrower (the “Borrower”), Silver Point Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent and Deutsche Bank Trust Company Americas, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

The Facility Agent hereby approves for acquisition (or incremental pledge, as applicable) the Collateral Obligation referenced below in accordance with the terms and information set forth below:

I. USE FOR ENTERPRISE VALUE LOANS

COLLATERAL OBLIGATION INFORMATION

Obligor Name

Domicile

Eligible Currency

Obligor EBITDA (including cash and non-cash adjustments)

Collateral Obligation rating

Pledged Amount

Purchase price

Original Leverage Multiple

Attaching Leverage Multiple

Detaching Leverage Multiple

Loan Type (Lien Position)

Moody’s Industry Classification

~~C-6-1~~

GICS Industry Classification (and an indication as to whether the Facility Agent in its sole discretion has otherwise designated such Loan as a “Software Asset”)

BORROWING BASE RELATED INFORMATION

Advance Rate

Discount Factor

OTHER (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event)

II. USE FOR ASSET BASED LOANS

COLLATERAL OBLIGATION INFORMATION

Obligor Name

Domicile

Eligible Currency

Obligor EBITDA (including cash and non-cash adjustments)

Pledged Amount

Purchase price

Original Leverage Multiple

Original Effective LTV

Detaching Effective LTV

Maximum Effective LTV (before triggering a Revaluation Event)

Collateral Type (working capital, fixed assets, IP, other (identify))

Approved Valuation Firm

Date of Last Appraisal

Appraised Value

Required Appraisal Frequency [6 months][12 months]

Loan Type (Lien Position)

Moody’s Industry Classification

GICS Industry Classification (and an indication as to whether the Facility Agent in its sole discretion has otherwise designated such Loan as a “Software Asset”)

BORROWING BASE RELATED INFORMATION

Advance Rate

Discount Factor

C-6-2

EXHIBIT D

FORM OF MONTHLY REPORT

On each Reporting Date, the Collateral Agent shall furnish to the Administrative Agent, the Facility Agent, each Lender, the Borrower and the Servicer a written report, certified by the Borrower and the Servicer (and, with respect to clause (e) below, certified by the Equityholder), in each case as of the immediately preceding Determination Date, which shall include the following (to the extent applicable):

(a) Portfolio Information

(i) the aggregate Principal Balance of all Collateral Obligations and the aggregate amount of Permitted Investments owned by the Borrower;

(ii) the aggregate Collateral Obligation Amount;

(iii) the Aggregate Eligible Collateral Obligation Amount;

(iv) the Borrowing Base;

(v) the Maximum Availability;

(vi) for each of the tests specified in the definition of Collateral Quality Test, (A) the calculation, (B) the result and (C) a determination as to whether such result satisfies the related test;

(vii) the Effective Equity;

(viii) for the Excess Concentration Amount (A) the calculation and (B) the calculation of each portion of such measure;

(ix) the Aggregate Notional Amount;

(x) the Aggregate Unfunded Amount;

(xi) the Weighted Average Advance Rate;

(xii) the calculation of the Minimum Equity Test;

(xiii) the Aggregate Eligible Collateral Obligation Amount;

(xiv) the aggregate Commitments minus Advances outstanding;

(xv) the Excess Concentration Measure; and

(xvi) the Maximum Portfolio Advance Rate.

(b) A list of Collateral Obligations, including, with respect to each Collateral Obligation, the following detailed information:

(i) the Obligor thereon, its full, legal name and its jurisdiction of organization;

(ii) the CUSIP or security identifier thereof, if any;

(iii) the Principal Balance thereof;

(iv) the Collateral Obligation Amount thereof, the Advance Rate, the Discount Factor and the Leverage Multiple with respect thereto;

(v) the related interest rate or spread (including details on any currently deferring interest, any interest rate floor and the index referenced by such Collateral Obligation);

(vi) the stated maturity thereof;

(vii) the related [Moody’s][GICS] Industry Classification;

(viii) ~~(vii)~~ the date that the last financial statements for such Obligor were delivered, the date the next financial statements for such Obligor are expected and how often financial statements are delivered for such Obligor;

(ix) ~~(viii)~~ an indication as to whether each such Collateral Obligation is (A) an Eligible Collateral Obligation, (B) a First Out Loan, (C) a First Lien Loan, (D) a Senior Secured Bond, (E) a FILO Loan, (F) a Second Lien Loan, (G) an Unsecured Bond, (H) a Variable Funding Asset, (I) a DIP Loan, (J) a Participation Interest ~~or~~, (K) a Deferrable Collateral Obligation or (L) a “Software Asset”;

(x) ~~(ix)~~ the revenue and the EBITDA of the related Obligor as of the date that the last financial statements for such Obligor were delivered;

(xi) ~~(x)~~ the date of the last Material Modification, if any, and a brief description thereof;

(xii) ~~(xi)~~ whether such Collateral Obligation is a Related Collateral Obligation;

(xiii) ~~(xii)~~ if such loan is an Asset Based Obligation, the Effective LTV based on the Appraised Value as of the date of the last required appraisal, the Original Effective LTV and the attaching Original Effective LTV;

(xiv) ~~(xiii)~~ whether a Revaluation Event has occurred with respect to such Collateral Obligation during the relevant Collection Period or is otherwise outstanding;

(xv) ~~(xiv)~~ if such Collateral Obligation is a Fixed Rate Collateral Obligation, whether it is required to be hedged under Section 10.6 of the Loan Financing and Servicing Agreement;

(xvi) ~~(xv)~~ the Agency Rating thereof; and

(xvii) ~~(xvi)~~ if such Collateral Obligation is a broadly syndicated loan, the initial market value and current market value thereof.

(c)	Other Borrower Collateral Information

(i) whether the Revolving Period has ended;

(ii) a schedule showing the balance in the Collection Account on the immediately prior Determination Date (showing also the balance in each of the Principal Collection Account and the Interest Collection Account), each credit or debit since such date specifying the nature, source, amount and identifying as Principal Collection or Interest Collection, and the ending balance in the Collection Account (showing also the balance in each of the Principal Collection Account and the Interest Collection Account);

(iii) an itemized list and brief description of any Collections received during the related Collection Period from or on behalf of the related Obligor and not credited to the Collections Account by the close of business on the second Business Day following such receipt;

(iv) an itemized list of all Excluded Amounts withdrawn from the Collections Account during the related Collection Period;

(v) the identity of each Defaulted Collateral Obligation, and date such Collateral Obligation became a Defaulted Collateral Obligation;

(vi) an itemized list of each Collateral Obligation that would have become a Defaulted Collateral Obligation (and the related date of such event) but for the cure period in clause (a) of the definition of “Defaulted Collateral Obligation”, including a brief description detailing the nature and cause of the missed payment (to the extent available);

(vii) a list of all Collateral Obligations that were acquired, disposed of, substituted for or otherwise refinanced in such Collection Period and indicating, for each such Collateral Obligation, whether such Collateral Obligation is an Eligible Collateral Obligation, the price paid by the Borrower for such Collateral Obligation and, with respect to any Collateral Obligation disposed of, the price received by the Borrower for such Collateral Obligation;

(viii) a list of all Collateral Obligations that ceased to be Eligible Collateral Obligations during such Collection Period; and

(ix) such other information maintained by the Servicer as the Collateral Custodian may reasonably request with respect to the Collateral Obligation and reasonably needs to complete the Monthly Report.

(d)	[Distribution Information

(i) the Amount Available constituting each of the Interest Collections and Principal Collections;

(ii) the aggregate Advances outstanding; and

(iii) an itemization of the amounts to be disbursed or paid pursuant to each clause of Section 8.3(a) and (b) of the Loan Financing and Servicing Agreement.]~~1~~2

(e)	Risk Retention Certification

A representation from the Equityholder that all conditions set forth in Section 10.23 of the Loan Financing and Servicing Agreement are true and have been true on each date of the related Collection Period.

(f)	Collateral Obligation Files Exceptions

A schedule of all Exceptions related to Collateral Obligation Files in possession of the Collateral Custodian and all other information required to be provided pursuant to Section 18.4(b) of the Loan Financing and Servicing Agreement.

(g)	Lender Information

A schedule of the Commitments and Advances Outstanding of each Lender, as provided by the Administrative Agent pursuant to Section 15.5(a) of the Loan Financing and Servicing Agreement.

~~[1]~~[2]	To be inserted if the Monthly Report is delivered in connection with a Distribution Date.

EXHIBIT E

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, Specialty Credit Facility, LLC, a Delaware limited liability company, as Borrower (the “Borrower”) and Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Agreement is being executed and delivered under Section 15.2 of the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (as amended, modified, waived, supplemented or restated from time to time, the “Loan Financing and Servicing Agreement”), by and among Borrower, Specialty Credit Services, LLC, as servicer (in such capacity, the “Servicer”), Silver Point Specialty Credit Fund, L.P., as Equityholder, Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”), Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”), each of the Agents and Lenders from time to time party thereto, U.S. Bank Trust Company, National Association, as the collateral agent (in such capacity, the “Collateral Agent”) and U.S. Bank ~~Company~~ National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan Financing and Servicing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan Financing and Servicing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Facility Agent of an executed counterpart of this Joinder Agreement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Facility Agent, the Facility Agent will transmit to the Proposed Lender, the Collateral Agent and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Facility Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan Financing and Servicing Agreement for all purposes thereof.

(b) Each of the parties to this Joinder Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Agreement.

(c) By executing and delivering this Joinder Agreement, the Proposed Lender confirms to and agrees with the Facility Agent, the Administrative Agent and the other Lender(s) as follows: (i) none of the Facility Agent, the Administrative Agent and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Financing and

~~E-1~~

SCHEDULE III TO

JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Name and address of the Borrower, the Collateral Agent, the Administrative Agent and the Proposed Lender]

The undersigned, as Facility Agent under the Loan Financing and Servicing Agreement, dated as of October 17, 2017 (as amended, modified, waived, supplemented or restated from time to time, the “Loan Financing and Servicing Agreement”), by and among Specialty Credit Facility, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), Specialty Credit Services, LLC, as Servicer, Silver Point Specialty Credit Fund, L.P., as Equityholder, Deutsche Bank Trust Company Americas, as the administrative agent (the “Administrative Agent”), Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”), each of the Agents and Lenders from time to time party thereto, U.S. Bank Trust Company, National Association, as the collateral agent (in such capacity, the “Collateral Agent”) and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”) acknowledges receipt of an executed counterpart of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be       with a Commitment of       and, from the Joinder Effective Date, such Proposed Lender will be a Lender.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH,as Facility Agent

By:
Name:
Title:

By:
Name:
Title:

E-7

EXHIBIT F-3

REQUEST FOR RELEASE OF REQUEST FOR RELEASE AND RECEIPT

[Liquidated Collateral Obligations, Optional Sales, Repurchase and Substitution]

Collateral Obligation Files

This Request For Release of Request For Release and Receipt is made pursuant to the Loan Financing and Servicing Agreement, dated as of October 17, 2017 among Specialty Credit Facility, LLC, as Borrower, Silver Point Specialty Credit Fund, L.P., as Equityholder, Specialty Credit Services, LLC, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, each Lender from time to time a party thereto, Deutsche Bank AG, New York Branch, as Facility Agent~~,~~ and Deutsche Bank Trust Company Americas, as Administrative Agent (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement.

With respect to the Collateral Obligation(s) described in Schedule 1 attached hereto:

1.

[Such Collateral Obligation(s) has or have been liquidated or paid off and all amounts received or to be received in connection with such liquidation or repayment that are required to be deposited have been or will be so deposited as required by the Loan Financing Agreement][Such Collateral Obligation(s) has or have been sold pursuant to an Optional Sale in accordance with Section 7.10 of the Loan Financing Agreement] [Such Collateral Obligation(s) has or have been repurchased or substituted in accordance with the Sale Agreement]; and

It is understood and acknowledged that the undersigned is executing this Request For Release of Request For Release and Receipt not in an individual capacity but solely as an Executive Officer of the Servicer on behalf of the Borrower and is without any personal liability as to the matters contained in this Request For Release of Request For Release and Receipt.

Dated:

cc: DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

SPECIALTY CREDIT SERVICES, LLC, as Servicer

By:
Name:
Title:

F-3-1

EXHIBIT J

FORM OF CUSTODIAL CERTIFICATION

[Date]

Specialty Credit Facility, LLC

2 Greenwich Plaza

Greenwich, Connecticut 06830

Attention: Peter Oliver

Telephone: (203) 542-4069

Email: FinancingGroup@silverpointcapital.com

Deutsche Bank AG, New York Branch

as Facility Agent

~~1~~One Columbus Circle

New York, ~~NY~~New York 10019

Attention: Asset Finance Department

Email: amit.patel@db.com, james.kwak@db.com, peter.sabino@db.com, erica.flor@db.com and ~~andrew.goldsmith~~christina.flowers @db.com

U.S. Bank Trust Company, National Association

as Collateral Agent

214 N Tryon St.

Charlotte, NC 28202-1078

Attention: Global Corporate Trust

~~8 Greenway Plaza, Suite 1100~~

~~Houston, Texas 77046~~

~~Attention: Agnes Leung~~

Ref: Specialty Credit Facility, LLC

Email: silverpointtrades@usbank.com, with a copy to john.dasilva@usbank.com

~~Telephone: (713) 212-7575~~

Re: that certain Loan Financing and Servicing Agreement, made and entered into as of October 17, 2017 (as amended restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Specialty Credit Facility, LLC, a Delaware limited liability company (the “Borrower”), Silver Point

~~J~~I-1

SCHEDULE 1

DIVERSITY SCORE CALCULATION

The Diversity Score of any Collateral Obligation as of any date of determination is calculated as follows:

(a)	An “Issuer Par Amount” is calculated for each Obligor of a Collateral Obligation, and is equal to the aggregate Principal Balance of all Collateral Obligations issued by such Obligor.

(b)	An “Average Par Amount” is calculated by summing the Issuer Par Amounts for all Obligors, and dividing by the number of Obligors.

(c)	An “Equivalent Unit Score” is calculated for each Obligor, and is equal to the lesser of (x) one and (y) the Issuer Par Amount for such Obligor divided by the Average Par Amount.

(d)

An “Aggregate Industry Equivalent Unit Score” is then calculated for each of the Moody’s industry classification groups, shown on Schedule 2-A, and is equal to the sum of the Equivalent Unit Scores for each Obligor in such industry classification group; provided that, each Obligor on a single-purpose real estate based loan shall be counted in the relevant end user market.

(e)

An “Industry Diversity Score” is then established for each Moody’s industry classification group, shown on Schedule 2-A, by reference to the following table for the related Aggregate Industry Equivalent Unit Score; provided that if any Aggregate Industry Equivalent Unit Score falls between any two such scores, the applicable Industry Diversity Score will be the lower of the two Industry Diversity Scores:

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
0.0000	0.0000	5.0500	2.7000	10.1500	4.0200	15.2500	4.5300
0.0500	0.1000	5.1500	2.7333	10.2500	4.0300	15.3500	4.5400
0.1500	0.2000	5.2500	2.7667	10.3500	4.0400	15.4500	4.5500
0.2500	0.3000	5.3500	2.8000	10.4500	4.0500	15.5500	4.5600
0.3500	0.4000	5.4500	2.8333	10.5500	4.0600	15.6500	4.5700
0.4500	0.5000	5.5500	2.8667	10.6500	4.0700	15.7500	4.5800
0.5500	0.6000	5.6500	2.9000	10.7500	4.0800	15.8500	4.5900
0.6500	0.7000	5.7500	2.9333	10.8500	4.0900	15.9500	4.6000
0.7500	0.8000	5.8500	2.9667	10.9500	4.1000	16.0500	4.6100
0.8500	0.9000	5.9500	3.0000	11.0500	4.1100	16.1500	4.6200
0.9500	1.0000	6.0500	3.0250	11.1500	4.1200	16.2500	4.6300
1.0500	1.0500	6.1500	3.0500	11.2500	4.1300	16.3500	4.6400
1.1500	1.1000	6.2500	3.0750	11.3500	4.1400	16.4500	4.6500
1.2500	1.1500	6.3500	3.1000	11.4500	4.1500	16.5500	4.6600

Sch.1-1

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
1.3500	1.2000	6.4500	3.1250	11.5500	4.1600	16.6500	4.6700
1.4500	1.2500	6.5500	3.1500	11.6500	4.1700	16.7500	4.6800
1.5500	1.3000	6.6500	3.1750	11.7500	4.1800	16.8500	4.6900
1.6500	1.3500	6.7500	3.2000	11.8500	4.1900	16.9500	4.7000
1.7500	1.4000	6.8500	3.2250	11.9500	4.2000	17.0500	4.7100
1.8500	1.4500	6.9500	3.2500	12.0500	4.2100	17.1500	4.7200
1.9500	1.5000	7.0500	3.2750	12.1500	4.2200	17.2500	4.7300
2.0500	1.5500	7.1500	3.3000	12.2500	4.2300	17.3500	4.7400
2.1500	1.6000	7.2500	3.3250	12.3500	4.2400	17.4500	4.7500
2.2500	1.6500	7.3500	3.3500	12.4500	4.2500	17.5500	4.7600
2.3500	1.7000	7.4500	3.3750	12.5500	4.2600	17.6500	4.7700
2.4500	1.7500	7.5500	3.4000	12.6500	4.2700	17.7500	4.7800
2.5500	1.8000	7.6500	3.4250	12.7500	4.2800	17.8500	4.7900
2.6500	1.8500	7.7500	3.4500	12.8500	4.2900	17.9500	4.8000
2.7500	1.9000	7.8500	3.4750	12.9500	4.3000	18.0500	4.8100
2.8500	1.9500	7.9500	3.5000	13.0500	4.3100	18.1500	4.8200
2.9500	2.0000	8.0500	3.5250	13.1500	4.3200	18.2500	4.8300
3.0500	2.0333	8.1500	3.5500	13.2500	4.3300	18.3500	4.8400
3.1500	2.0667	8.2500	3.5750	13.3500	4.3400	18.4500	4.8500
3.2500	2.1000	8.3500	3.6000	13.4500	4.3500	18.5500	4.8600
3.3500	2.1333	8.4500	3.6250	13.5500	4.3600	18.6500	4.8700
3.4500	2.1667	8.5500	3.6500	13.6500	4.3700	18.7500	4.8800
3.5500	2.2000	8.6500	3.6750	13.7500	4.3800	18.8500	4.8900
3.6500	2.2333	8.7500	3.7000	13.8500	4.3900	18.9500	4.9000
3.7500	2.2667	8.8500	3.7250	13.9500	4.4000	19.0500	4.9100
3.8500	2.3000	8.9500	3.7500	14.0500	4.4100	19.1500	4.9200
3.9500	2.3333	9.0500	3.7750	14.1500	4.4200	19.2500	4.9300
4.0500	2.3667	9.1500	3.8000	14.2500	4.4300	19.3500	4.9400
4.1500	2.4000	9.2500	3.8250	14.3500	4.4400	19.4500	4.9500
4.2500	2.4333	9.3500	3.8500	14.4500	4.4500	19.5500	4.9600
4.3500	2.4667	9.4500	3.8750	14.5500	4.4600	19.6500	4.9700
4.4500	2.5000	9.5500	3.9000	14.6500	4.4700	19.7500	4.9800
4.5500	2.5333	9.6500	3.9250	14.7500	4.4800	19.8500	4.9900
4.6500	2.5667	9.7500	3.9500	14.8500	4.4900	19.9500	5.0000
4.7500	2.6000	9.8500	3.9750	14.9500	4.5000
4.8500	2.6333	9.9500	4.0000	15.0500	4.5100
4.9500	2.6667	10.0500	4.0100	15.1500	4.5200

(f)	The Diversity Score is then calculated by summing each of the Industry Diversity Scores for each Moody’s industry classification group shown on Schedule 2-A.

For purposes of calculating the Diversity Score, an Obligor and its Affiliates (if any) in the same Moody’s industry classification group are deemed to be a single Obligor except as otherwise agreed to by Moody’s.

Sch. 1-2

SCHEDULE 2-A

MOODY’S INDUSTRY CLASSIFICATION GROUP LIST

CORP - Aerospace & Defense

CORP - Automotive

CORP - Banking, Finance, Insurance & Real Estate

CORP - Beverage, Food & Tobacco

CORP - Capital Equipment

CORP - Chemicals, Plastics, & Rubber

CORP - Construction & Building

CORP - Consumer goods: Durable

CORP - Consumer goods: Non-durable

CORP - Containers, Packaging & Glass

CORP - Energy: Electricity

CORP - Energy: Oil & Gas

CORP - Environmental Industries

CORP - Forest Products & Paper

CORP - Healthcare & Pharmaceuticals

CORP - High Tech Industries

CORP - Hotel, Gaming & Leisure

CORP - Media: Advertising, Printing & Publishing

CORP - Media: Broadcasting & Subscription

CORP - Media: Diversified & Production

CORP - Metals & Mining

CORP - Retail

CORP - Services: Business

CORP - Services: Consumer

CORP - Sovereign & Public Finance

CORP - Telecommunications

CORP - Transportation: Cargo

CORP - Transportation: Consumer

CORP - Utilities: Electric

CORP - Utilities: Oil & Gas

CORP - Utilities: Water

CORP - Wholesale

~~Sch. 2-~~I-1

SCHEDULE 2-B

GICS INDUSTRY CLASSIFICATIONS

Asset Type Code	Asset Type Description
1020000	Energy Equipment & Services
1030000	Oil, Gas & Consumable Fuels
1033403	Mortgage Real Estate Investment Trusts (REITs)
2020000	Chemicals
2030000	Construction Materials
2040000	Containers & Packaging
2050000	Metals & Mining
2060000	Paper & Forest Products
3020000	Aerospace & Defense
3030000	Building Products
3040000	Construction & Engineering
3050000	Electrical Equipment
3060000	Industrial Conglomerates
3070000	Machinery
3080000	Trading Companies & Distributors
3110000	Commercial Services & Supplies
3210000	Air Freight & Logistics
3220000	Airlines
3230000	Marine
3240000	Road & Rail
3250000	Transportation Infrastructure
4011000	Auto Components
4020000	Automobiles
4110000	Household Durables
4120000	Leisure Products
4130000	Textiles, Apparel & Luxury Goods
4210000	Hotels, Restaurants & Leisure
4310000	Media
4310001	Entertainment
4310002	Interactive Media and Services
4410000	Distributors
4420000	Internet and Direct Marketing Retail
4430000	Multiline Retail
4440000	Specialty Retail
5020000	Food & Staples Retailing
5110000	Beverages
5120000	Food Products
5130000	Tobacco
5210000	Household Products

Sch. 2-B-1

5220000	Personal Products
6020000	Healthcare Equipment & Supplies
6030000	Healthcare Providers & Services
6110000	Biotechnology
6120000	Pharmaceuticals
7011000	Banks
7020000	Thrifts & Mortgage Finance
7110000	Diversified Financial Services
7120000	Consumer Finance
7130000	Capital Markets
7210000	Insurance
7310000	Real Estate Management & Development
7311000	Equity Real Estate Investment Trusts (REITs)
8030000	IT Services
8040000	Software
8110000	Communications Equipment
8120000	Technology Hardware, Storage & Peripherals
8130000	Electronic Equipment, Instruments & Components
8210000	Semiconductors & Semiconductor Equipment
9020000	Diversified Telecommunication Services
9030000	Wireless Telecommunication Services
9520000	Electric Utilities
9530000	Gas Utilities
9540000	Multi-Utilities
9550000	Water Utilities
9551701	Diversified Consumer Services
9551702	Independent Power and Renewable Electricity Producers
9551727	Life Sciences Tools & Services
9551729	Healthcare Technology
9612010	Professional Services

Sch. 2-B-2